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                                                                    Exhibit 10.6

                                    LEASE OF

                               125 HARTWELL AVENUE
                            LEXINGTON, MASSACHUSETTS

Section
Number                                          Caption                                 Page
------                                                                                  ----
             EXHIBIT 1
1.           REFERENCE DATA...............................................................
2.           LEASE OF PREMISES............................................................
3.           BASIC RENT...................................................................
4.           COVENANT BY LANDLORD OF TENANT'S QUIET ENJOYMENT.............................
5.           RENT COMMENCEMENT DATE.......................................................
6.           PREPARATION OF THE PREMISES..................................................
7.           USE..........................................................................
8.           IMPROVEMENTS AND ALTERATIONS.................................................
9.           ASSIGNMENT AND SUBLETTING....................................................
10.          REPAIRS AND MAINTENANCE BY LANDLORD..........................................
11.          REPAIRS AND MAINTENANCE BY TENANT............................................
12.          SERVICES, UTILITIES, SUPPLIES AND FACILITIES.................................
13.          INTERRUPTION OR CURTAILMENT OF BUILDING SERVICES.............................
14.          BUILDING EXPENSE.............................................................
15.          INSURANCE....................................................................
16.          INDEMNITIES OF TENANT AND LANDLORD...........................................
17.          TENANT'S RISK................................................................
18.          LANDLORD'S ACCESS RIGHTS.....................................................
19.          CONDEMNATION.................................................................
20.          CASUALTY.....................................................................
21.          TENANT'S DEFAULT.............................................................
22.          LANDLORD'S DEFAULT...........................................................
23.          LIMITATIONS ON LIABILITY.....................................................
24.          RULES AND REGULATIONS........................................................
25.          NOTICE.......................................................................
26.          LANDLORD'S TITLE AND CONFORMITY WITH LEGAL
             REQUIREMENTS.................................................................
27           SUBORDINATION AND NON-DISTURBANCE............................................
28.          ESTOPPEL CERTIFICATE.........................................................
29.          REMEDYING TENANT DEFAULTS....................................................
30.          REASONABLE CONSENT...........................................................
31.          HOLDING OVER.................................................................
32.          SURRENDER OF PREMISES........................................................
33.          ARBITRATION..................................................................
34.          BROKERAGE....................................................................
35.          GOVERNING LAW................................................................
36.          TENANT'S OPTION TO EXTEND THE TERM OF LEASE..................................

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
37.          DEFINITION OF FAIR MARKET RENTAL VALUE.......................................
38.          TENANT'S RIGHT OF FIRST OFFER................................................
39.          FORCE MAJEURE................................................................
40.          ENVIRONMENTAL CONCERNS.......................................................
41.          SIGNS........................................................................
42.          NOTICE OF LEASE..............................................................
43.          CHANGE OF NAME...............................................................
44.          MISCELLANEOUS PROVISIONS.....................................................
45.          BINDING AGREEMENT............................................................
46.          ENTIRE AGREEMENT.............................................................

EXHIBIT 1       Lease Reference Data
EXHIBIT 2       Building Expense Base
EXHIBIT 3       Plans showing the Premises, the parking area, the so-called RFO Premises, and Tenant's Approved Floor Plan
EXHIBIT 4       Items of Tenant's Work to be paid from the Proceeds of Landlord's
                Contribution
EXHIBIT 5       125 Hartwell Avenue Fact Sheet
EXHIBIT 6       Rules and Regulations
EXHIBIT 7       Cleaning Specifications
EXHIBIT S       Certificate of Landlord's Insurance
EXHIBIT 9       Notice of Lease
EXHIBIT 10      Plans for Additional Bathrooms

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                                      LEASE

       THIS INSTRUMENT IS A LEASE, dated as of the Execution Date stated in
Exhibit 1, in which Landlord and Tenant are the parties named in said Exhibit, and which relates to space in the Building. The parties to this instrument hereby agree with each other as follows:

       1. REFERENCE DATA. All Exhibits attached to this Lease are hereby incorporated herein and made a part hereof.

       2. LEASE OF PREMISES. Landlord hereby demises and leases to Tenant for the Term of the Lease and upon the terms and conditions hereinafter set forth, and Tenant hereby accepts from Landlord, the Premises described in
Exhibit 1 and shown on Exhibit 3 (Exhibit 3 hereto shall show the Premises, the parking area and the so-called RFO Premises, and shall include the Tenant's Approved Floor Plan described in Section 6(b) below). Excepted and excluded from the Premises are the ceiling, floor, perimeter walls and exterior windows, except the inner surfaces of each thereof, but the entry doors (and related glass and finish work) to the Premises are a part thereof; and Tenant agrees that Landlord shall have the right to place in the premises (but in such manner so as not to unreasonably interfere with Tenant's use of the Premises) utility lines, pipes, equipment and the like, in, over, upon and through the Premises provided that such items are located in the central core of the Building, above ceiling surfaces, below floor surfaces and within perimeter walls, no material reduction in square footage of the Premises shall result, and Landlord shall provide Tenant with reasonable advance written notice of the foregoing. Tenant shall have as appurtenant to the Premises the right, in common with others entitled thereto, to use the first floor loading dock at the rear of the Building, the elevator located at the rear of the Building, the common hallway dividing the second floor of the Building, common walks leading to and from the Building, parking at the parking lots serving the Building, and all other appurtenant rights or easements available to the Property. Tenant shall also have as appurtenant to the Premises the exclusive right to use the bathrooms and showers located in the center of the second floor of the Building. The Landlord, at no additional charge to Tenant, shall provide and maintain, for the use of the Tenant's employees and invitees, a total of forty-one (41) parking spaces (allocated at the ratio of 3.8 spaces per 1,000 square feet of leased Premises) in a paved parking area located adjacent to the Building as shown on Exhibit 3; provided that in the event Tenant exercises any rights arising under Section 38 hereof relating to so-called "RFO Premises" or otherwise leases additional space within the Building, then the Tenant shall thereupon become entitled to the use of additional parking spaces at the ratio of 3.8 spaces per 1,000 square feet of so-called RFO Premises or other additional leased space. In the event that other tenants in the Building or other persons utilize the parking spaces of the Property, in a general way, which prevents Tenant from generally using the above-referenced 41 parking spaces (as they may be increased from time to time) allocable to Tenant, then Tenant shall have the right to require Landlord to specifically designate that appropriate number of parking spaces allocable to Tenant for the sole and exclusive use of Tenant.

       3. BASIC RENT. Tenant agrees to pay to Landlord, commencing on the Rent Commencement Date, the Basic Rent (sometimes hereinafter "rent") set forth in Exhibit 1. Tenant's obligation to pay all charges for utilities and other items specified in Section 12 shall commence to accrue as of the Execution Date. Such Basic Rent shall be payable in equal monthly installments, in advance, on the first day of each calendar month during the Term of this

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Lease, at such address as Landlord shall from time to time designate by notice.
Basic Rent for any period of less than one month shall be apportioned based on the number of days in that month. In the event that any installment of Basic Rent is not paid within ten (10) days after the same shall have become due, Tenant shall pay, at Landlord's request, an administrative fee equal to 1% of the overdue payment.

       4. COVENANT BY LANDLORD OF TENANT'S QUIET ENJOYMENT. In consideration for payment by the Tenant of the Basic Rent so long as the Tenant pays the Basic Rent reserved under this Lease and fulfills its obligations hereunder, the Tenant shall peaceably hold and quietly enjoy the leased Premises without interruption by reason of claims asserted by the Landlord or any other person, firm, corporation or other entity claiming under Landlord, subject always to the terms and conditions of this Lease.

       5. RENT COMMENCEMENT DATE. The Rent Commencement Date shall be the earlier of (i) February 1, 1993 or (ii) the day on which Tenant shall occupy all or any part of the Premises for the conduct of business.

       6.     PREPARATION OF THE PREMISES.

              (a) BY TENANT. Tenant shall, at Tenant's sole cost and expense, subject to the provisions of paragraph (e) of this Section 6, prepare the Premises for Tenant's occupancy (except as described in Section 6(f)). Landlord shall have no obligation to perform any construction work to prepare the Premises for Tenant's occupancy. As of the date hereof, Landlord hereby delivers to Tenant and Tenant hereby accepts from Landlord the Premises in the condition in which they are in, "as is," as of the date hereof. Tenant shall have access to the Premises from and after the date hereof in order to perform its work ("Tenant's Work") in the Premises, subject to the other terms and conditions of this Lease, including, without limitation, Sections 15, 16 and 17. Tenant shall use all reasonable diligence to perform Tenant's Work in a timely manner.

              (b) PLANS. Tenant shall prepare all necessary plans and working drawings ("Tenant's Plans") reflecting all of Tenant's Work. The cost to prepare and revise Tenant's Plans as necessary shall be borne solely by Tenant. Tenant's Plans shall be subject to review and approval by Landlord, which shall not be unreasonably withheld or delayed. Tenant shall use all reasonable diligence to prepare Tenant's Plans in a timely manner for Landlord's review. If Landlord shall disapprove such Tenant's Plans, it shall state in reasonable detail the grounds for its disapproval, and Tenant shall revise its Plans and resubmit same for Landlord's review. Tenant shall make no material changes to Tenant's Plans except upon prior written notice to Landlord setting forth such changes. Landlord shall respond to Tenant's submission of its Plans within five (5) business days of receiving Tenant's Plans. Landlord shall respond to any resubmission of Tenant's Plans with revisions in response to Landlord's disapproval of Tenant's Plans within two (2) business days of receiving Tenant's resubmission of Plans. Landlord shall respond to any other revisions of Tenant's Plans within three (3) business days of receiving them from Tenant. Landlord hereby approves the floor plan of the Premises ("Tenant's Approved Floor Plan") attached hereto as part of Exhibit 3; Tenant's Approved Floor Plan shall constitute a part of Tenant's Plans.

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              (c)    TERMINATION. If Landlord shall fail to respond to the
submission of Tenant's Plans (or changes thereto) within the applicable time periods specified above, then Tenant, upon a written notice of one (l) business day to Landlord, shall have the option to proceed with the changes as if Landlord had agreed thereto, or to terminate the Lease, provided that if Landlord shall respond to the submission in respect of Tenant's Plans in question by the end of such business day then Tenant's notice shall be of no force or effect.

              (d) CONSTRUCTION. Tenant shall diligently proceed with construction of the Premises substantially in accordance with Tenant's Plans (and any amendments thereto approved or deemed approved by Landlord as hereinabove provided), utilizing Tenant's Contractor named in Exhibit 1, who has been approved by Landlord, or such other contractors as Tenant may engage with Landlord's prior consent, which consent shall not be unreasonably withheld or delayed. All work shall be of a good and workmanlike quality, utilizing materials at least equal to the materials specified in Part C of Exhibit 5 of the Lease. Tenant shall, at its own cost and expense, obtain all permits needed to construct the Premises for its occupancy and to occupy the Premises for the uses specified in Exhibit 1. Prior to the commencement of Tenant's Work, all contractors shall provide Landlord and Tenant with reasonable evidence of insurance coverage, including policies of comprehensive general liability insurance in a combined single limit of not less than $2,000,000.00, workers' compensation coverage in the statutory amounts, and automobile liability insurance. Tenant shall pay for all labor and materials supplied to it promptly and shall permit no contractor's or material supplier's lien to be filed against the Premises, the Building or the Property. If any such lien shall be filed, Tenant shall promptly cause such lien to be discharged, by paying such claimed amounts or by bonding over the lien in a manner satisfactory to Landlord. If Tenant shall fail to discharge any such lien within ten (10) days of filing, Landlord may, but shall not be obligated to, pay the amount of such claim and thereby discharge the lien. Tenant shall promptly reimburse Landlord therefor upon demand and Landlord shall have the same right to enforce collection of such reimbursement (together with interest thereon at the rate provided for in Section 29 below) as to enforce collection of unpaid amounts of Basic Rent, escalations or other charges due under the Lease.

              (e) LANDLORD'S CONTRIBUTION. Notwithstanding anything to the contrary the foregoing contained, Landlord shall contribute an amount up to $54,900 ("Landlord's Contribution") expressly for the purchase and installation of the items of work set forth in Exhibit 4 of this Lease, which Tenant shall purchase and install as part of Tenant's Work. All such items set forth in
Exhibit 4 shall be at least equal to the quality of items set forth in Part C of
Exhibit 5. Landlord's Contribution shall be used for no purpose other than for the purchase and installation of the items listed in Exhibit 4. Landlord shall pay amounts on account of Landlord's Contribution directly to contractors or suppliers upon receiving from Tenant actual vendor invoices for labor and/or materials billed to Tenant. There shall be no credit due Tenant for any unused portion of Landlord's Contribution.

              (f) LANDLORD'S SPRINKLER WORK. Notwithstanding the foregoing, Landlord shall, at its own cost and expense, install the sprinkler system as described in Exhibit 5 for the Premises and a fire protection system as required by all applicable federal, state or local requirements for the Premises, to the extent applicable to general office space. With respect to additional sprinkler/fire protection requirements, if any, necessitated by Tenant's particular use of the Premises, at Tenant's election, either (i) Tenant shall make such installations as are

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necessary to conform to such additional requirements at Tenant's expense, or
(ii) Landlord shall make such additional installations, and Tenant shall reimburse Landlord (as additional rent hereunder) for the costs and expenses incurred by Landlord in performing such additional work, upon receiving from Landlord copies of actual invoices from Landlord's contractor(s) or other evidence of the cost thereof reasonably satisfactory to Tenant. Landlord's sprinkler installation shall be commenced by Landlord promptly after approval of Tenant's Plans, and shall be coordinated with Tenant's work so as not to unreasonably interfere with or delay the completion of Tenant's Work.

              (g) ADDITIONAL CONSTRUCTION. Notwithstanding anything to the contrary in the Lease contained, if after the date of this Lease, Landlord shall enter into one or more leases or occupancy agreements with third parties demising all or part of the balance of the second (2nd) floor of the Building (this Lease being the only lease of second floor space as of the date hereof), then Landlord shall, at Tenant's cost and expense, construct on the second (2nd) floor separate men's and women's bathrooms (in finishes equal to those in the existing bathrooms) and one or more corridors as necessary for access to such premises and to such bathrooms from such premises for the exclusive use of Landlord and such third parties. All such work shall be performed substantially in accordance with Exhibit 10. Such additional construction work shall be performed by Landlord as and when required so that the same shall be completed in conjunction with the completion of any work required to prepare such leased premises by Landlord for occupancy by such other tenants or occupants. Tenant shall reimburse Landlord (as additional rent hereunder) for all costs and expenses incurred by Landlord in performing such work, upon receiving from Landlord copies of actual invoices from contractors, suppliers and/or vendors for labor and/or materials furnished with respect to such work or other evidence of the cost thereof reasonably satisfactory to Tenant; provided, however, that in no event shall Tenant's costs and expenses under this Section 6(g) exceed the amount of $17,500.00.

              (h) INSPECTION BY LANDLORD. Upon substantial completion of Tenant's Work, Tenant shall give notice thereof to Landlord, and shall afford Landlord the opportunity to participate with Tenant in the preparation of a punchlist for Tenant's Contractor. Upon completion of such punchlist items, Tenant shall give Landlord notice thereof and an opportunity to inspect Tenant's Work; and thereafter, (except for latent defects) Landlord shall be deemed to have accepted Tenant's Work as having been performed in accordance with the requirements of this Lease applicable thereto, unless and except to the extent that Landlord notifies Tenant of defects therein or other items requiring correction within ten (10) days after Tenant notifies Landlord of the final completion of Tenant's work.

       7. USE. Tenant agrees that it shall use and occupy the Premises during the Term only for the Permitted Uses described in Exhibit 1. Tenant shall, in its use of the Premises, comply with the requirements of all applicable governmental laws, rules and regulations, and shall obtain (and keep in full force and effect) all required licenses and permits therefor. Tenant shall not permit any use of the Premises which will make voidable any insurance on the Property, or on the contents of the Property, or which shall be contrary to any law or regulation from time to time established by the New England Fire Insurance Rating Association, or any similar body succeeding to its powers. Tenant shall within 10 days after demand reimburse Landlord for all extra insurance premiums caused by Tenant's use of the Premises other than for Permitted Uses. If any governmental license or permit, including, without limitation, a certificate

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of occupancy shall be required for the proper and lawful conduct of Tenant's business, Tenant, at its expense, shall duly procure and thereafter maintain and comply with such license or permit and submit the same to inspection by Landlord. To the extent reasonably necessary or expedient to obtain such license or permit, Landlord agrees to cooperate with Tenant in procuring such license or permit.

       8. IMPROVEMENTS AND ALTERATIONS. Subject to the further provisions of this Section 8, Tenant shall make no additional (i.e., in addition to the items shown on Tenant's Plans in respect of the initial preparation of the Premises) alterations or improvements to the Premises except in each case, (i) at Tenant's sole cost and expense, (ii) with the prior written consent of Landlord, (iii) in accordance with complete plans and specifications, presented to Landlord for Landlord's prior approval, and (iv) performed by contractors approved by Landlord and in accordance with all applicable laws, rules and ordinances and otherwise in accordance with the other terms, provisions and conditions of the Lease. All approvals required to be obtained from Landlord pursuant to the foregoing by Tenant shall not be unreasonably withheld or delayed. Without limiting Landlord's right of review, Landlord may disapprove any proposed alteration or improvement which, in Landlord's reasonable opinion, may adversely affect any of the Building's exterior, common areas, structure or systems. Notwithstanding the foregoing for any alteration or improvement which Tenant may propose and which shall not, in Landlord's reasonable opinion, affect the Building's exterior, common areas, structure or systems, and which shall not exceed an aggregate "completed-job" cost of $5,000.00 per alteration, Tenant shall not be required to obtain Landlord's prior written consent, provided Tenant shall first notify Landlord of the proposed alteration or improvement and present complete plans and specifications therefor. All alterations or improvements shall be performed by Tenant in accordance with the applicable provisions of Section 6(d) of this Lease. If any alteration or improvement which Tenant shall make shall result in any increase in the real estate taxes upon the Property, then Tenant shall pay the entire increase in such taxes attributed to such alteration or improvement. All fixtures (whether or not attached) and equipment installed by or at the expense of Tenant (including, without limitation, fixtures and equipment installed by Tenant at its expense as part of Tenant's Work) shall remain the property of the Tenant and in case of damage or destruction thereto by fire or other causes, the Tenant shall have the right to recover the value thereof as its own loss from any insurance company with which it has insured the same, or to claim an award in the event of condemnation, notwithstanding that any of such things might be considered a part of the Premises, subject to the provisions of Section 19. Tenant may remove all or any of such fixtures and equipment at any time during the term, provided Tenant repairs any damage to the Premises caused by the installation, presence or removal thereof, or, at its option, Tenant may abandon the same, in whole or in part, to Landlord. Tenant shall not be required to remove pipes, wires and the like from the walls, ceilings or floors, provided the Tenant properly cuts, disconnects and caps such pipes and wires and seals them off, if necessary, in a safe and lawful manner.

       9.     ASSIGNMENT AND SUBLETTING.

              (a). Upon prior written notice to Landlord, Tenant may assign this Lease or sublet all or any part of the Premises at any time during the term hereof (or any extension thereof) without the consent of the Landlord to a division, department, subsidiary or corporation a majority of the stock of which is controlled by Tenant, provided such entity remains in the

                                        5
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same relationship with Tenant after such transfer, or to an entity created by merger, split-off, reorganization or by governmental action relating to Tenant or in the event of the acquisition of Tenant or of substantially all of its assets by another party. (Any entity referred to in this paragraph (a) is sometimes hereinafter called a "Fuji Successor.")

              (b) In all other cases not involving entities described in paragraph (a) of this Section 9, the prior written consent of Landlord shall be required prior to any assignment of this Lease or sublease by Tenant of all or any portion of the Premises, or other transfer of Tenant's leasehold interest. Such consent by Landlord shall not be unreasonably withheld or delayed; provided, however, Landlord shall not be deemed to be unreasonable in withholding its consent to a proposed assignment, subletting or other transfer if (i) the proposed assignee or subtenant (or a related or controlled entity) is then a tenant in the Building, unless such proposed assignee or subtenant requires expansion premises in addition to, rather than in substitution for, the other premises in the Building then occupied by such proposed assignee or subtenant (or a related or controlled entity), and/or (ii) Tenant is then in default of its obligations under this Lease.

              (c) Landlord agrees that if Tenant assigns or transfers this Lease to anyone other than a Fuji Successor, Tenant shall be given a copy of any notice of default given by Landlord to any assignee or transferee, and Tenant shall have the right to avoid termination of this Lease by curing such default within the applicable notice and grace periods provided under Section 21 below, and in such event Tenant shall have the right to recover possession of the Premises, provided that it cures such defaults within the applicable notice and grace periods as aforesaid.

              (d) No subletting or assignment shall relieve Tenant of its primary obligation as party-Tenant hereunder. No subletting or assignment pursuant to this Section 9 shall affect or vary the Permitted Uses. No consent, once given by Landlord, shall negate the obligation to obtain Landlord's consent, when required, to any subsequent assignment or subletting whatsoever.

              (e) Landlord may, whether or not Landlord's Consent is required, require such assignee, sublessee or transferee to expressly assume the covenants, terms and conditions of the Lease.

              (f) Tenant hereby agrees to reimburse Landlord for the reasonable amount of any legal and other out-of-pocket expenses incurred by Landlord in connection with any request by Tenant for Landlord's consent required under this Section 9 or in connection with any transfer or assignment permitted hereunder.

              (g) In the event that Tenant assigns or transfers this Lease or subleases all or any part of the Premises, Tenant shall pay to Landlord (as additional rent) twenty-five percent (25%) of the Profits (as hereinafter defined), if any, earned by Tenant in connection with such assignment or sublease, as and when received by Tenant. "Profits" shall mean, the excess, if any, of (a) the rent and additional rent (including, without limitation, payments on account of escalation) and any other consideration received by Tenant on account of or in connection with the assignment, transfer or subletting in question over (b) the rent and additional rent (including, without limitation, payments on account of escalation) payable by Tenant under this Lease in

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respect of the Premises or portion thereof in question (calculated on a per square foot basis in the case of a subletting of less than all of the Premises). Profits shall be calculated on a gross basis as aforesaid, without regard to the costs and expenses incurred by Tenant in connection with the assignment, transfer or subletting in question or in connection with entering into this Lease or preparing the Premises for occupancy by Tenant or by any assignee or sublessee.

       10. REPAIRS AND MAINTENANCE BY LANDLORD. Landlord represents that as of the date hereof, the parking facility and all Building and Property service systems (including, without limitation, plumbing and electrical lines and equipment, heating, ventilating and air conditioning systems, boilers and elevators) are in good repair and condition. Notwithstanding anything to the contrary contained herein, Tenant shall pay all costs associated with the maintenance or repair of, or any changes to, any of the foregoing, the need for which arises from Tenant's construction to prepare the Premises for its occupancy or subsequent alteration or improvement for Tenant's use and benefit.

              During the term of this Lease, Landlord shall maintain, repair and replace, as necessary, and keep in good order, safe and clean condition: (1) the plumbing, sprinkler, HVAC, electric and mechanical lines and equipment associated therewith, and elevators and boilers, all of which are located in or serve the Premises, common areas of the building and the parking facility; broken glass; (2) underground utility lines and transformers and interior and exterior structure of the Building, including the roof, exterior doors and windows and lateral support to the Building and parking facility; (3) the interior walls, ceilings and floors of the common areas of the Building, and floor coverings (including carpets and tiles) of the common areas of the Building; (4) repair and replacement of the interior walls, ceilings and floors of the Premises due to latent defects and any negligent act or omission of Landlord, its agents, contractors, employees and invitees; (5) the exterior improvements to the land, including ditches, shrubbery, landscaping and fencing;
(6) the common areas located within or outside the Building, including the common entrances, corridors, doors and windows, loading dock, stairways and lavatory facilities and the parking facility and access ways therefor; and (7) all lawns and landscaped areas of the Property, which shall be watered, fertilized and trimmed. Landlord shall provide for removal of snow and ice from, and sanding of, the sidewalks, parking lots, access driveways and walkways as necessitated by weather conditions and shall provide for parking lot lighting and shall repair and maintain the parking lot and the lighting serving the same as reasonably necessary. The Landlord shall perform all repairs and restoration required arising from the provisions of section 19, "Casualty," and Section 20, "Condemnation," subject to the limitations set forth therein.

              Notwithstanding anything to the contrary in the foregoing contained, Landlord shall have no obligation to repair, maintain or replace (a) any equipment or systems installed by or at the expense of Tenant, or (b) any damage to the Premises, the Building or the Property caused by Tenant, its agents or employees.

              The Landlord shall comply with all rules, regulations, orders, laws, ordinances and legal requirements and standards issued thereunder, all insofar as any of the sane shall relate to the use of the Building for general office purposes.

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              Landlord shall be responsible for providing those specific cleaning, janitorial and trash removal services for the Premises as described on
Exhibit 7 hereto. If Landlord shall have failed to make or proceed with due diligence to make any necessary or appropriate repairs or fulfill any maintenance responsibilities set forth in this Lease within two (2) business days after notice thereof from Tenant, Tenant shall have the right, upon a subsequent written notice of not less than two (2) business days to Landlord, to undertake and perform such repair(s), provided, however, that if Landlord shall commence such repair(s) during such second two (2) business day period and thereafter diligently pursue same to completion, Tenant shall not have the right to continue to undertake such repair(s). Landlord shall pay all costs of such repairs required of Landlord under this Section 10 and which may be made by Tenant as permitted hereby upon the presentation of bona fide contractor invoices therefor. Landlord shall have no liability to Tenant for any loss or damage to Tenant or its property resulting from Tenant's performance of any repair or maintenance on behalf of Landlord pursuant to its rights hereunder.

              All costs and expenses incurred by the Landlord under this
Section 10 which are incurred in, furtherance of the Landlord's repair and maintenance responsibilities hereunder and are defined as Operating Costs hereunder shall be included in Operating Costs under Section 14 below, subject to the specific limitations and exclusions set forth in Section 14.

       11. REPAIRS AND MAINTENANCE BY TENANT. Subject to the provisions herein, Tenant shall keep and maintain all portions of the Premises, including, without limitation, all equipment and systems installed by or at the expense of Tenant, in good order and repair, in a clean and orderly condition, free of accumulation of dirt, rubbish and other debris. Tenant shall be responsible (up to the amount of Landlord's deductible in the case of an insured loss) for the cost of repairs which may be made necessary by reason of damage to the Building or the Property caused by any act or neglect of Tenant or its agents, employees, contractors or invitees (including any damage by fire or any other casualty arising therefrom). Tenant shall not be liable for such insured costs above such deductible. Tenant shall comply with all applicable rules, regulations, orders, laws, ordinances and legal requirements (including, without limitation, the Occupational Safety and Health Act, as amended) and standards issued thereunder, all insofar as any of the same shall relate to Tenant's use of the Premises and/or the conduct of its business therein.

       12.    SERVICE, UTILITIES, SUPPLIES AND FACILITIES.

              (a) In addition to the repair and maintenance by Landlord as stated in Section 10 hereof, Landlord shall furnish to the Tenant the following services, utilities, supplies and facilities:

                     (1) Access to the Premises twenty-four (24) hours a day, seven (7) days a week. Access to the Premises shall be subject to a reasonable security system installed by Tenant as part of Tenant's construction o the Premises. Landlord shall, at Landlord's cost and expense in addition to the amount of Landlord's Contribution, purchase and install one (1) card key access device at the rear entrance to the Building for use by Tenant and all other tenants occupying space in the Building. Such device shall be consistent with like systems generally in use in similar buildings in the greater Boston area. Landlord agrees to hire Tenant's security contractor to install such system (at a cost to Landlord not to exceed commercially competitive rates) so as to reasonably coordinate the operation of such Building access system with Tenant's security system to be installed in the Premises by Tenant. Landlord acknowledges the particular security needs of Tenant and shall make reasonable efforts to accommodate such needs in Landlord's compliance with the provisions of this Lease and their application to Tenant.

                     (2) Freight and passenger elevator service for the use of the Tenant, in common with others entitled thereto.

                     (3) Heat in accordance with seasonal requirements on Mondays through Saturdays (except legal holidays) from 8:00 a.m. to 9:00 p.m. and at such additional times as may be requested by Tenant from time to time upon reasonable advance notice to Landlord. Landlord's cost of supplying such additional service shall be paid by the Tenant or alternatively shall be shared proportionately between the Tenant and other tenants, if any, who request such service. Any such costs for additional heating services whether requested by Tenant or other tenants in the Building shall not be included in Operating costs but calculated as a separate charge to Tenant, and/or other tenants, by Landlord.

                     (4) Cleaning and janitor services including removal of refuse and rubbish and furnishing washroom supplies, as set forth in
       Exhibit 7.

                     (5) Hot and cold running water as supplied by the city or town or other supplier. If Tenant uses water for anything other than ordinary lavatory and drinking purposes, Landlord may assess a reasonable charge for the additional water so used, or install a water meter and thereby measure Tenant's water consumption for an purposes. In the latter event, Tenant shall pay the cost of the meter and the cost of the installation thereof and shall keep such meter and installation equipment in good working order and repair. Tenant agrees to pay for water consumed, as shown on said meter, together with the sewer charges based on such meter charges, as and when bills are rendered, and in default of making such payment, Landlord may pay such charges and collect the same from Tenant as an additional charge.

                     (6) Electricity for all common areas in the Building and parking area lighting.

                     (7) Provision, installation, and replacement of all necessary light bulbs, tubes, lighting fixtures, and ballasts.

                     (8)    Vermin extermination.

                     (9) The existing facilities for the Tenant's loading, unloading, delivery and pick-up activity including access thereto in common with others entitled thereto. The Tenant may use such facilities without providing the Landlord with notice on business days (i.e., Mondays through Fridays, except legal holidays) from 8:00 a.m. to 6:00 p.m. At all other times the Tenant shall give the Landlord reasonable advance notice.

Except for items to be charged directly to Tenant as expressly provided above, all costs and expenses incurred by the Landlord under this paragraph (a) shall be included in Operating Costs under Section 14 below, subject to the specific limitations and exclusions set forth in Section 14.

              (b) Tenant shall contract directly with the electric utility supplier to furnish electric current to the Premises through the existing utility facilities serving the Building for lighting, outlets and the operation of the air conditioning system serving the Premises. The consumption of such electricity shall be measured by a separate Premises electric meter which Tenant shall install. Tenant shall pay all charges as reflected on such meter directly to the utility supplier. Tenant shall maintain and keep such meter in good order and repair throughout the term.

              (c) The parties agree and acknowledge that the air conditioning system which serves the Premises serves the entire second floor of the Building. Until such time as another tenant(s) occupies all or any portion of the remainder of the second floor, Tenant shall pay for the entire cost of operating such air conditioning system, as provided in paragraph (b) above. From and after the date on which another tenant(s) occupy(ies) all or part of the balance of the second floor, Landlord shall reimburse Tenant on a monthly basis for the pro rata portion of the cost of electricity to operate such air conditioning system fairly allocable to such other tenant(s).

       13.    INTERRUPTION OR CURTAILMENT OF BUILDING SERVICES.

              (a) Landlord shall have the right to interrupt, curtail, stop or suspend the operation of the Building's plumbing and electrical systems and any other Building services or utilities in the case of emergency or accident, or for the purpose of making any repairs, alteration, or improvement to the Building or Premises, or in the case of Force Majeure or other event beyond Landlord's reasonable control; provided however, that in any such case where it is possible, Landlord shall provide to Tenant reasonable prior written notice thereof and Tenant shall have the option to consult and meet with and accompany Landlord and/or any of his agents or contractors during such period(s).

              (b) Notwithstanding anything to the contrary in this Lease contained, if the Premises shall lack any service which Landlord is required to provide hereunder or if Tenant's use and occupancy of the Premises be adversely affected by any of the Landlord's actions or inactions arising in connection with the situations described in paragraph (a) above, (in either case) rendering the Premises or a portion thereof untenantable for a period of five (5) consecutive business days, then, provided that such condition or Landlord's inability to cure such condition is not caused by the fault or neglect of Tenant or Tenant's agents, employees, contractors, or invitees, nor by events arising from Force Majeure, as defined in section 39, Basic Rent shall thereafter be abated in proportion to such untenantability until the day such condition is completely corrected. In the case where the cause of such interruption arises from an event of Force Majeure (i.e., but not due to the fault or neglect of Tenant, its agents, contractors, employees or invitees), Tenant's right to such abatement shall commence from and after the twenty-first (21st) consecutive day of such interruption. If such interruption continuer for thirty (30) consecutive days (forty-five (45) consecutive days in the case of an interruption caused by Force Majeure), for any reason other than the fault or neglect of Tenant, its agents, contractor, employees or invitees, then Tenant shall have the right and option, in addition to the right to continue abatement of rent, from and after such date, to terminate this Lease by giving Landlord a written thirty (30) day termination notice, and in such event, the Lease shall terminate on the thirtieth (30th) day after the giving of the notice without further obligation or liability on the part of either party, provided however that if Landlord shall have corrected the condition previously rendering the Premises or a portion thereof untenantable by such thirtieth
(30th) day, this Lease shall not terminate and Tenant's notice of such termination shall be of no further force or effect.

       14.    BUILDING EXPENSES.

              (a) DEFINITIONS. For the purposes of this Section 14, the following terms shall have the following respective meanings:

                     (i) YEAR: Each calendar year in which any part of the Term of this Lease shall fall.

                     (ii) OPERATING COSTS: "Operating Costs" are defined as those costs and expenses incurred by Landlord to operate, repair and maintain the Building and the Property as required by this Lease, and in the manner in which similar properties in the area in which the Property is located are operated, and shall include the following:

                            (a) Costs and expenses directly related to the Building for repairing, maintaining, operating and cleaning the tenant and common areas, and for removing snow, ice and debris, costs of property, liability and business interruption insurance, and associated equipment, tools and supplies.

                            (b) Costs and expenses of repairing paving, curbs, walkways, landscaping (including replanting and replacing flowers and other plantings), common and public lighting facilities in the Building and the Property.

                            (c) Electricity for lighting the common and public areas, and fuel used in heating, ventilating and air-conditioning the Building (exclusive of electricity for air conditioning furnished to the Premises and to the premises of other tenants, the cost of which shall not be included in Operating Costs).

                            (d) Maintenance and repair of mechanical and electrical equipment, including, without limitation, heating, ventilating and air-conditioning equipment in the Building (not including supplemental HVAC units installed by or at the expense of Tenant).

                            (e)    Window cleaning and janitor service,
              including janitor equipment and supplies for the common and public areas.

                            (f)    Maintenance of elevators, rest rooms,
              lobbies, hallways and other common and public areas of the Building.

                            (g) Building management fees in a sum equal to the amounts customarily and reasonably charged by management firms for similar properties in the area in which the Property is located.

                     Operating Costs shall not include: expenses for any capital repairs, replacements or improvements (capital repairs and/or capital expenditures shall include, without limitation, any repair which under Internal Revenue Code regulations would be amortized or depreciated over a period of three (3) years or greater); expenses for which the Landlord is reimbursed or indemnified (either by an insurer, condemnor, tenant or otherwise); expenses incurred in leasing or procuring tenants (including, without limitation, lease commissions, brokerage fees, advertising expenses and expenses of renovating space for current or prospective lessees or tenants), or any expenses or payments arising in any way in connection with the preparation, negotiation, and/or enforcement of the provisions of any lease of space in the Building or Property, including any professional fees; interest, principal, or any other payments or charges of any sort or nature on any mortgage or mortgages, including any professional fees related thereto, and rental or other charges under any ground or underlying lease or leases; depreciation, amortization, and/or other non-cash charges; wages, salaries or other compensation paid for clerks or attendants in concessions or newsstands operated by the Landlord; the cost of any work or service performed for or facilities furnished to a tenant at the tenant's cost; the cost of correcting defects (latent or otherwise) in the construction of the Building or in the Building equipment, except that conditions (not occasioned by construction defects) resulting from ordinary wear and tear shall not be deemed defects; salaries and fringe benefits and other costs of personnel above the grade of building supervisor; the cost of installing, operating and maintaining a specialty improvement including, without limitation, an observatory or broadcasting, cafeteria or dining facility, or athletic, luncheon or recreational club; and any cost or expense representing an amount paid to a related corporation or other entity which is in excess of the amount which would be paid in the absence of such relationship; any income, estate, franchise, succession, inheritance, use, occupancy, gross receipts, rental or capital gains taxes, or any other taxes.

                     If Tenant shall assume responsibility for its own cleaning of the Premises, premises cleaning costs shall be excluded from Operating Costs, and in such event, the Building Expense Base shall be reduced by the cost of premises cleaning included therein.

                     If less than all of the Building Rentable Area was occupied by tenants during any Year or if Landlord did not incur Operating costs with respect to all tenants during any Year, then each of said Costs shall be reasonably adjusted and extrapolated by Landlord on an item-by-item basis (i.e., those which vary in accordance with the extent of occupancy or the provision of services, as the case may be) to the estimated Operating Costs that would have been incurred if the Building had been fully occupied for such Year and such Costs had been incurred in respect of all tenants; and such extrapolated amount shall, for the purposes hereof, be deemed to be the operating Costs for such Year.

                     (iii) TAXES. The real estate taxes and other taxes, levies and assessments imposed upon the Building and the Property and upon any personal property of Landlord used solely and exclusively in the operation thereof; betterment assessments apportioned over the longest payment period permitted by law (including interest thereon); charges, fees and assessments for police, fire or other governmental services or purported benefits to the Building; service or user payments in lieu of taxes; and any and all other taxes, levies, betterments, assessments and charges arising from the ownership, leasing, operating, use or occupancy of the Building or based upon rentals derived therefrom, which are or shall be imposed by National, State, Municipal or other authorities having jurisdiction. As of the Execution Date, Taxes shall not include any income, estate, franchise, succession, inheritance, use, occupancy, gross receipts, rental, capital gains or profit tax, provided, however, that any tax, excise, fee, levy, charge or assessment, however described, that may in the future be levied or assessed as a substitute for or in addition to (in whole or in part) any tax, levy or assessment which would otherwise constitute Taxes, whether or not now customary or in the contemplation of the parties on the Execution Date of this Lease, shall constitute Taxes, but only to the extent calculated as if the Building and the Property were the only real estate owned by Landlord. Taxes shall also include reasonable, actual out-of-pocket expenses of tax abatement or other proceedings contesting assessments or levies, or any professional fees related thereto. Although Taxes in Massachusetts are payable on the basis of a July 1 - June 30 fiscal/tax year, for the purposes of this Section, Taxes shall be computed on a calendar year basis, based upon the sum of one-half (1/2) the Taxes payable in respect of each applicable fiscal/tax year. (For example, Taxes for 1993 would be 1/2 the Taxes in respect of the 1993 fiscal/tax year, plus 1/2 the Taxes in respect of the 1994 fiscal/tax years.)

              If the real estate taxes are reduced after the Tenant has paid its proportionate share thereof, and provided Tenant shall not then be in default of any monetary obligation under this Lease, beyond any applicable grace period, the Landlord will pay to the Tenant or the Tenant will be credited with the Tenant's proportionate share of the reduction. Any real estate tax increase or decrease during the term of this Lease shall be apportioned so that the Tenant shall pay or receive its proportionate share of only that portion of the real estate tax increase or decrease as falls within the term.

              Notwithstanding anything herein contained to the contrary, Landlord shall bear the cost of and pay when due all special assessments and real estate taxes resulting from assessments attributable to redesign and expansion or renovation of the Building or Property, except for any improvements or facilities or changes to the Building or Property as are made or requested by Tenant.

                     (iv) BUILDING EXPENSES: The sum of Operating Costs plus Taxes. Provided, however, for purposes hereof, in no event shall Building Expenses in any Year exceed the Building Expense Cap (as hereinafter defined) for such Year.

                     (v) BUILDING EXPENSE CAP: For 1993, the Building Expense Cap shall be $198,720.00. Thereafter, the Building Expense Cap shall be increased each Year so as to be equal to one hundred fifteen percent (115%) of the Building Expense Cap for the prior Year (e.g., the Building Expense Cap for 1994 shall be $228,528.00.)

                     (vi)   BUILDING EXPENSE BASE: The amount set forth on
Exhibit 1. Landlord hereby represents that the Building Expense Base set forth on Exhibit 2 hereto is Landlord's good faith estimate of all Operating Costs Landlord anticipates incurring for the Building for the Year 1993 on an annualized basis if the Building were fully occupied.

                     (vii) TENANT'S PROPORTIONATE SHARE: The fraction or percentage set forth on Exhibit 1, being the Premises Rentable Area divided by the Building Rentable Area.

              (b)    TENANT'S PAYMENTS.

                     (i) If in any Year of the term of this Lease, as it may be extended, Building Expenses (subject to the Building Expense Cap as hereinabove provided) shall exceed the Building Expense Base (the amount of such excess being hereinafter defined as the "Excess Building Expense"), Tenant shall pay to Landlord, as additional rent, a Building Expense Escalation Charge in an amount equal to the product of (i) such Excess Building Expense multiplied by
(ii) Tenant's Proportionate Share, such amount to be paid by Tenant to be apportioned for any Year in which the Rent Commencement Date occurs or the Term of this Lease ends.

                     (ii) Tenant's Building Expense Escalation charge, if any, for 1993, shall be paid by Tenant to Landlord within thirty (30) days after Tenant is billed therefor; Landlord may render such bill not earlier than January 1, 1994. Commencing January 1, 1994, estimated payments by Tenant on account of amounts due hereunder shall be made monthly in advance on the first day of each month. The monthly amount so to be paid to Landlord shall be sufficient to provide Landlord by the end of each Year a sum equal to Tenant's required payments, as reasonably estimated by Landlord from time to time during each year, on account of Building Expense Escalation Charges for such Year. Such estimate shall be based on the actual Building Expenses for the prior year. Landlord shall have the right from time to time during the course of the Year to adjust the amount of Tenant's estimated payments based upon the most recent data with respect to Building Expenses then available (e.g., Landlord's receipt of a new Tax bill).

                     (iii) Not later than four (4) months following the end of each Year during the term of this Lease and any extensions thereof, Landlord shall cause its actual Building Expenses to be audited by an independent certified public accountant; such statement may be prepared by Landlord and certified by one of the trustees of Landlord, and in any event, shall be sent by Landlord to Tenant within thirty (30) days after the end of such four (4) month period. In such statement, Landlord shall duly note any cost or expense representing an amount paid to a related corporation or other entity. Landlord shall, at Tenant's request, to be made not later than the date which is sixty
(60) days after Tenant's receipt of Landlord's statement, make available to Tenant for inspection and examination at the office of Landlord all the books and records that relate to such statement. Tenant shall complete such audit within ninety (90) days after Tenant advises Landlord of its intention to do so as aforesaid, and any Year so audited or reviewed by Tenant shall thereafter be closed to further audit.

                     (iv) If estimated payments previously made for any particular Year by Tenant exceed Tenant's required payment on account thereof for such Year, according to such statement, Landlord shall promptly refund such overpayment, but, if the required payments on account thereof for such Year are greater than the estimated payments (if any) previously made on account thereof for such Year, Tenant shall make payment to Landlord within 30 days after being so advised by Landlord. Landlord's and Tenant's obligations with respect to adjusting Building Expense Escalation Charges for the Year in which the Term of this Lease ends shall survive the expiration or sooner termination of this Lease. In no event shall Tenant be entitled to receive a refund or credit (other than in respect of payments, if any, made by Tenant on account of estimated Building Expense Escalation Charges for such Year) if in any Year Building Expenses are less than the Building Expense Base.

              (c) TAX CONTEST. If Landlord will not be adversely affected thereby, either through the imposition of a lien upon the Property or otherwise, and provided that Tenant shall have paid to Landlord all amounts due in respect of Tenant's Building Expense Escalation Charge and is not otherwise in monetary or material non-monetary default under this Lease, Tenant shall have the right, by appropriate proceedings, if Landlord shall fail or refuse to do so, to protest or contest any assessment or reassessment for real estate taxes, or any special assessment, or the validity of either, or of any change in assessments. At Tenant's request, from time to time, Landlord shall provide to Tenant copies of all bills for taxes and assessments, as the case may be, received by Landlord. In the contest or proceedings, Tenant may act in its own name and/or the name of Landlord and the Landlord will, at Tenant's request and provided Landlord is not put to any expense thereby, cooperate with Tenant in any way Tenant may reasonably require in connection with such contest. Any contest conducted by Tenant hereunder shall be at Tenant's expense and, in the event any penalties, interest or late charges become payable with respect to the real estate taxes as the result of such contest or protest, Tenant shall reimburse Landlord for the same. However, Landlord shall be solely responsible for any penalties, interest or late charges imposed on the Landlord through no fault of Tenant.

       15.    INSURANCE.

              (a) LANDLORD'S INSURANCE. Landlord shall, from and after the date hereof and throughout the term of this Lease, as it may be extended, maintain a policy of comprehensive public liability insurance of at least $2,000,000 and property damage insurance covering the Building and Property (excluding Tenant's Work, any alterations or improvements made to the Premises by Tenant pursuant to Section 8 and, if applicable, Tenant's RFO Work referred to in Section 38 below [all of the foregoing being hereinafter called "Tenant's Improvements"]) against loss, damage or destruction caused by fire with extended coverage. (A certificate of Landlord's present insurance coverage is attached hereto as Exhibit 8.) Fire and extended coverage shall equal at least ninety (90%) percent of the replacement cost of the Building (exclusive of Tenant's Improvements, as aforesaid) above foundations. Each such policy of insurance shall be non-cancelable and non-amendable without thirty (30) days prior notice to Tenant. Landlord shall provide to Tenant duplicate originals or certificates of all insurance coverages required to be maintained by Landlord hereunder.

              (b) TENANT'S INSURANCE. Tenant shall, from and after the date hereof and throughout the term of this Lease, as it may be extended, maintain a policy of comprehensive public liability insurance of at least $2,000,000 and property insurance for Tenant's Improvements and for Tenant's personal property, equipment, furnishings and fixtures in an amount equal to at least ninety (90%) percent of the replacement cost thereof. For purposes hereof and other applicable provisions of this Lease (including, without limitation, Sections 16(b) and 17), Tenant's property (and phrases of similar import) shall include property leased, as well as owned, by Tenant. Landlord (and such other persons as Landlord may designate by notice to Tenant from time to time) shall be named as insureds on Tenant's liability insurance. Each such policy of liability insurance shall be non-cancellable and non-amendable with respect to Landlord and Landlord's said designees without thirty (30) days prior notice to Landlord and its designees. Tenant shall provide to Landlord and Landlord's designees duplicate originals or certificates of all insurance coverages required to be maintained by Tenant hereunder.

              (c) SUBROGATION. Landlord and Tenant shall each cause all policies of fire, extended coverage, and other physical damage insurance covering the Premises, the Building, Tenant's Improvements, and any property in the Building to contain a clause or endorsement denying the insurer any rights of subrogation against the other party. Notwithstanding any provisions of this Lease to the contrary, Landlord and Tenant respectively waive all claims and rights to recover against the other for injury or loss due to hazards covered by insurance, except as to Tenant's obligations with respect to Landlord's deductible as set forth in the second sentence of Section 11.

       16.    INDEMNITIES OF TENANT AND LANDLORD.

              (a) TENANT INDEMNITY. Subject to Section 15(c), and except to the extent arising from a negligent or wilfull act or omission on the part of Landlord, its agents, employees, invitees or contractors, Tenant agrees to defend, indemnify and save harmless Landlord, Landlord's Agent (identified on Exhibit 1) and any mortgagee or ground lessor of which Tenant is given notice from and against all loss, liability, damage, costs, expenses and claims of whatever nature arising (i) from any accident, injury or damage to any person or to the property of any person in the Premises; or (ii) from any accident, injury or damage to persons or property occurring outside of the Premises but in or about the Building or on the Property, where such accident, damage or injury outside of the Premises results or is claimed to have resulted from a negligent or willful act or omission on the part of Tenant or Tenant's agents or employees. Landlord shall notify Tenant of such loss, etc. when Landlord learns of any such matter it understands involves Tenant and (subject to the approval of Landlord's insurer) Tenant shall have the right to assume the defense thereof with reputable and qualified legal counsel reasonably acceptable to Landlord.

              (b) LANDLORD INDEMNITY. Subject to Sections 15(c) and 17, and except to the extent arising from a negligent or wilfull act or omission on the part of Tenant, its agents, employees, invitees or contractors, Landlord agrees to defend, indemnify and save harmless Tenant from and against all loss, liability, damage, costs, expenses and claims of whatever nature arising (i) from any accident, injury or damage to any persons or to the property of any person (other than Tenant) in the Premises, or (ii) from any accident, injury or damage to persons or to the property of any person (other than Tenant) occurring outside of the Premises but in or about the Building or occurring elsewhere on the Property, where such accident, damage or injury in the Premises or outside the Premises results or is claimed to have resulted from a negligent or wilfull act or omission on the part of the Landlord or its agents or employees. Tenant shall notify Landlord of such loss, etc., when Tenant learns of any such matter it understands involves Landlord and (subject to the approval of Tenant's insurer) Landlord shall have the right to assume the defense thereof with reputable and qualified legal counsel reasonably acceptable to Tenant.

       17. TENANT'S RISK. Tenant agrees to use and occupy the Premises at Tenant's own risk. Tenant shall maintain insurance in respect of its personal property, business fixtures and leasehold improvements and Landlord shall have no responsibility or liability for any loss of or damage to any of the same, or for any inconvenience, annoyance, interruption or injury to business arising from Landlord's making any repairs or changes which Landlord is permitted by this Lease, or required by law, to make in or to any portion of the Premises or other sections of the Building or Property, except to the extent arising from a negligent or wilfull act or omission on the part of Landlord, its agents, employees or contractors, provided that Landlord shall bear such responsibility only for ordinary office and research and development property, as hereinafter defined, and provided further that Landlord's responsibility hereunder shall also be subject to Section 15(c). For purposes hereof, "ordinary office and research and development property" shall mean such property as is customarily found in office/r&d facilities comparable to Tenant's Premises in the greater Boston area and shall exclude property of a rare or exotic nature, works of art and the like. Tenant agrees that Landlord shall not be responsible or liable to tenant, or to those claiming by, through or under Tenant, for any loss or damage that may be occasioned by or through the acts or omissions of persons occupying adjoining premises or any other part of the Building or the Property.

       18.    LANDLORD'S ACCESS RIGHTS.

              (a) Upon reasonable prior written notice to Tenant, except that no such notice shall be required in the case of an emergency, and subject to all of the relevant provisions of Section 13, Landlord shall have the right to enter the Premises at reasonable hours for the purpose of inspecting or making repairs to the same, and to show the Premises to prospective or existing mortgagees, purchasers or, during the last nine (9) months of the term of this Lease, to prospective tenants. Except were not possible by reason of an emergency, Tenant shall have the right to accompany any such parties during such period(s).

              (b) Tenant acknowledges that the only access to the balance of the second floor of the Building will be through Tenant's reception area until such time (if ever) as Landlord constructs the corridor(s) contemplated by
Section 6(g) above. Accordingly, until such corridor(s) are constructed, Landlord reserves, and Tenant agrees that Landlord shall have, an unlimited right of access during business hours (and without notice to Tenant, except that Landlord shall use reasonable efforts to give Tenant prior oral notice of Landlord's intention to enter the Premises pursuant to this paragraph (b)) through Tenant's reception area to the balance of the second floor of the Building for the purpose of showing such space to existing or prospective tenants, mortgagees, purchasers and others, for making inspections, repairs and replacements, and for constructing such space for occupancy by others. Landlord shall exercise such access rights in a manner so as to minimize interference with the conduct of Tenant's business in the Premises.

       19.    CONDEMNATION.

              (a) If at any time during the Term or any extension thereof the whole of the Building and Property shall be taken for any public or quasi-public use, under any statute, or by right of eminent domain, then except as provided in paragraph (c), this Lease shall terminate as of the date Tenant is scheduled to be deprived of possession by reason of such taking. If less than all of the Building and Property shall be so taken and in the Tenant's reasonable, bona fide business judgment, exercised in good faith, the remaining part is insufficient for the conduct of the Tenant's business, the Tenant may, by notice to the Landlord given within ninety (90) days after notice of such taking, terminate this Lease. If the Tenant exercises its option, this Lease and the term hereof shall end on the date Tenant is scheduled to be deprived of possession by reason of such taking, and the rent and additional rent shall be apportioned and paid to such date and Tenant shall have no further liability or obligation to Landlord.

              (b) If less than all of the Building and Property shall be taken and Tenant does not elect to terminate this Lease pursuant to paragraph
(a) above, this Lease shall remain unaffected, except that the Tenant shall be entitled to a pro-rata abatement of rent and additional rent based on the proportion which the area of the Premises so taken bears to the area of the Premises demised hereunder immediately prior to such taking.

              (c) If the use and occupancy of the whole or any part of the Building or Property is temporarily taken for a public or quasi-public use for a period of more than three (3) months but less than the balance of the term, at the Tenant's option to be exercised in writing and delivered to the Landlord not later than ninety (90) days after the date the Tenant is notified of such taking, this Lease and the term hereby granted shall terminate on the date specified in the Tenant's notice or shall continue in full force and effect. If the Lease remains in effect, the Tenant shall be entitled to a proportional abatement of rent and additional rent in the manner and to the extent provided in paragraph (b).

              (d) In the event of a taking hereunder, the Tenant shall be entitled, if allowed by law, to appear, claim, prove and receive in the condemnation proceeding (1) the unamortized value (calculated on a straight-line basis over the remainder of the then current term of the Lease, including any extension terms the option for which Tenant has exercised as of the date of such taking) of the improvements and alterations to the Premises as made by Tenant at the Tenant's expense but regardless of whether the improvements and alterations might be considered a part of the premises or shall be or become the property of the Landlord under the terms of this Lease; (2) the value of the Tenant's fixtures; (3) the cost of relocation; and (4) special awards or allowances provided by law to tenants (other than for the value of Tenant's leasehold) in the event their rental space is taken by eminent domain; provided, however, that the amount of the award due Landlord as a result of such taking shall not be reduced by Tenant's claims and that Tenant's claims shall in all events be subject and subordinate to the rights of Landlord's mortgagee(s). Except for any award specifically referred to in the preceding sentence which Tenant is entitled to claim, there are expressly reserved to Landlord all rights to compensation and damages created, accrued or accruing by reason of any such taking, in implementation and confirmation of which Tenant does hereby acknowledge that Landlord shall be entitled to receive all such compensation and damages, grant to Landlord all and whatever rights (if any) Tenant may have to such compensation and damages, and agree to execute and deliver all and whatever further instruments of assignment as Landlord may from time to time request.

              (e) If there is a taking hereunder and this Lease is continued, the Landlord shall, at its expense, but limited to the amount of condemnation proceeds made available to it by the taking authority and the holder of any mortgage or lessor under any ground lease on the Property, proceed with reasonable diligence to repair, alter and restore the Building (and Property, if relevant) as a complete architectural unit of substantially the same proportionate usefulness, design and construction existing immediately prior to the date of taking.

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

              (f) Taking by condemnation or eminent domain hereunder shall include the exercise of any similar governmental power and any sale, transfer or other disposition to the condemning authority of the Building or Property in lieu or under threat of condemnations.

       20.    CASUALTY.

              (a) If any portion of the Premises, the common areas of the Building or Building equipment or systems serving the Premises or common areas (hereinafter collectively referred to as the "damaged property") shall incur minor damage by reason of fire or other casualty, Landlord will restore such damaged property (excluding Tenant's Improvements, which shall be restored by Tenant) to substantially their condition immediately prior to such damage for Tenant's use and occupancy as speedily as possible. If, for any reason, such restoration shall not be completed by Landlord within one hundred twenty (120) days after such damage shall have occurred, Tenant shall have the right to terminate this Lease by giving a thirty (30) day termination to Landlord. Upon giving of such notice, this Lease shall cease and come to an end as of said thirtieth (30th) day after the giving of notice without further obligation of liability on the part of either party, unless by the said thirtieth (30th) day Landlord shall have completed such restoration, in which event Tenant's termination notice shall be void and of no further force or effect. Notwithstanding anything to the contrary contained in this Section 20, Landlord's obligation to restore any damage shall be limited to the amount of any insurance proceeds made available to Landlord by any holder of a mortgage or lessor under any ground lease on the Property.

              (b) If damaged property shall be substantially damaged by fire or other casualty ("substantial damage" meaning damage which Landlord reasonably anticipates cannot be restored substantially to the condition they were in immediately prior to such fire or casualty within one hundred twenty [120] days after the occurrence thereof) Landlord shall have the right to terminate this Lease. Landlord shall notify Tenant in writing of its determination to terminate this Lease or restore the damaged property within thirty (30) days of such fire or casualty. The term of this Lease may be so terminated not earlier than twenty
(20) days after delivery of Landlord's termination notice nor later than thirty
(30) days thereafter. If Landlord shall not elect to terminate this Lease but if, in the opinion of Tenant, the operation of Tenant's business in the Premises in the normal course is materially adversely affected, then, within fourteen
(14) days of its receipt of Landlord's notice of its election to restore the damaged property, Tenant shall request a written engineering estimate of Landlord as to the length of time needed to restore the damaged property. Within fifteen (15) days of such request, Landlord shall submit to Tenant a reasonable engineering estimate as to the estimated length of time to complete such repairs. If such estimate shall exceed one hundred twenty (120) days from the date of such casualty, Tenant may elect, by a notice sent within fifteen (15) days after Tenant's receipt of such estimate, to terminate this Lease. If such estimate shall fall within the one hundred twenty (120) day limit, Tenant shall have no such right to terminate and Landlord shall, subject to the provisions of this Section 20, proceed with due diligence and promptness to substantially complete the repairs or restoration (excluding property to be restored by Tenant, as provided in paragraph (a) above) within such one hundred twenty (120) day period. If Landlord's estimate exceeds 120 days as aforesaid but Tenant, although having the right to do so, does not elect to terminate this Lease within 15 days after receipt of such estimate as aforesaid, then and in such event, Landlord shall, subject to the provisions of this Section 20, proceed with due diligence and promptness to substantially complete the repairs or restoration (excluding property to be restored by Tenant, as provided in paragraph (a) above) within the period set forth in Landlord's estimate. If, for any reason, such restoration shall not be completed by Landlord within the period set forth in Landlord's estimate (or, if longer, within one hundred twenty (120) days after such damage shall have occurred), Tenant shall have the right to terminate this Lease by giving a thirty (30) day termination to Landlord. Upon giving of such notice, this Lease shall cease and come to an end as of said thirtieth (30th) day after the giving of notice without further obligation or liability on the part of either party, unless by the said thirtieth (30th) day Landlord shall have completed such restoration, in which event Tenant's termination notice shall be void and of no further force or effect.

              (c) Pending Landlord's restoration of the damaged property (excluding property to be restored by Tenant, as provided in paragraph (a) above) or termination of this Lease as aforesaid, Tenant shall be entitled to a proportionate abatement of rent and additional rent payable during the period commencing on the date of the damage and ending on the date the damaged property is restored as aforesaid or this Lease is terminated, as the case may be. The extent of rental abatement shall be based upon the portion of the Premises rendered untenantable, unfit or inaccessible for use by Tenant during such period. If this Lease is terminated pursuant to paragraphs (a) or (b) above, then rent and additional rent (as the same may have been abated pursuant to the preceding sentence) shall be apportioned as of the date of termination and all prepaid rent and additional rent, if any, in respect of periods from and after the effective termination date shall be repaid.

       21. TENANT'S DEFAULT. Tenant shall be in default under this Lease in the event that Tenant (a) shall fail to make any payment of money (including, without limitation, Basic Rent and Building Expense Escalation Charges) when it is due hereunder and such failure shall continue for ten (10) days after written notice from Landlord to Tenant, or (b) shall fail or neglect to perform or observe any other covenant or obligation under this Lease and Tenant shall fail to remedy the same within thirty (30) days after written notice from Landlord to Tenant specifying such failure or neglect, or if such failure is of such nature that Tenant cannot reasonably remedy the same within such 30-day period, Tenant shall fail to commence promptly to remedy the same and to prosecute such remedy to completion with diligence and continuity, or (c) shall commence reorganization, bankruptcy or insolvency proceedings or, in case any such proceedings are brought against Tenant, if the same are not dismissed within sixty (60) days or if any assignment shall be made of all or substantially all of Tenant's property for the benefit of creditors.

       If Tenant shall be in default under this Lease, Landlord shall have all rights and remedies as are available at law or in equity. Such remedies shall include, without limitation, the right to evict Tenant, take exclusive possession of the Premises, continue to collect Basic Rent, Building expense Escalation Charges and other charges, terminate the Lease, obtain a judgment for all damages that might flow from a breach or termination of this Lease, re-let the Premises or any part thereof and make any repairs or alterations to the Premises, but not including alterations or repairs not reasonably necessary for Landlord to seek mitigation of damages arising in connection with Tenant's default. In the event of termination by reason of default by Tenant, Landlord shall be obligated to use all reasonable efforts to mitigate any and all damages therefrom. For purposes hereof, "reasonable efforts" shall mean listing the Premises with a

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

commercial property broker who in the ordinary course deals with similar properties; but Landlord shall in no event be required to re-let the Premises in lieu of leasing other space in the Building. Tenant shall pay Landlord's reasonable actual out-of-pocket costs of enforcing this Lease, including, without limitation, reasonable attorneys' fees and costs, as additional rent.

       At any time within one (1) year after termination of this Lease for Tenant's default, as liquidated damages and in lieu of all other damages beyond the date of demand hereunder, at Landlord's election, Tenant shall pay to Landlord an amount equal to Basic Rent, Building Expense Charges and other sums payable under this Lease which would have been payable hereunder for the period of one (1) year from the date of Landlord's election had this Lease remained in effect (assuming, for the purpose of this sentence, that Building Expense Charges payable by Tenant for said one year period would be in an amount equal to the Building Expense charges required for the year immediately preceding the Year in which such election is made).

       22. LANDLORD'S DEFAULT. Landlord shall be in default under this Lease in the event that Landlord shall have failed to perform any of its obligations hereunder within thirty (30) days of notice thereof by Tenant to Landlord and to any mortgagee or ground lessor whose names and addresses have been previously given by written notice to Tenant, or if such failure is of such nature that Landlord cannot reasonably remedy the same within thirty (30) days, Landlord shall have failed promptly to commence to remedy the same and to prosecute such remedy with diligence and continuity.

       23.    LIMITATIONS ON LIABILITY.

              (a) LANDLORD'S LIABILITY. With respect to the Landlord's obligations as Landlord hereunder, Tenant agrees, in the event of breach of any of the terms and conditions of this Lease, to look solely to the Landlord's interest in the Property for recovery of any judgment from Landlord; it being specifically agreed that in no event shall Landlord (original or successor), or any of the officers, trustees, directors, partners, beneficiaries, stockholders or other principals or representatives, and the like, disclosed or undisclosed, thereof, ever be personally liable for any such judgment, or other liability or for the payment of any monetary obligation to Tenant arising out of a breach of any of the terms and conditions of this Lease with respect to the Landlord's obligations as Landlord hereunder. In no event shall Landlord (original or successor) or any such officers, etc., as aforesaid, ever be liable for indirect or consequential damages arising from whatever cause.

              (b) TENANT'S LIABILITY. Landlord agrees, in the event of breach of any of the terms and conditions of this Lease, to look solely to the Tenant for recovery of any judgment from Tenant; it being specifically agreed that in no event shall any recourse under any provisions of this Lease otherwise permitted by any statute or rule of law or decision be had against any of Tenant's past, present, or future incorporators, subscribers, stockholders, officers, or directors, partners, beneficiaries, trustees, representatives, or principal(s), whether disclosed or undisclosed, and the like, either directly or through such entity

       24. RULES AND REGULATIONS. Tenant shall abide by rules and regulations from time to time reasonably established by Landlord, it being agreed that such rules and regulations will be established and applied by Landlord in a non-discriminatory fashion. Landlord agrees to use reasonable efforts to insure that any such rules and regulations are uniformly enforced, but Landlord shall not be liable to Tenant for violation of the same by any other tenant or occupant of the Building, or persons having business with them. The current rules and regulations are attached to this Lease as Exhibit 6. In the event that there shall be a conflict between such rules and regulations and the provisions of this Lease, the provisions of this Lease shall control. The Rules and Regulations shall not be applicable to Tenant to the extent that any such rule or regulation unreasonably interferes with the Tenant's contemplated use of the Premises (including Tenant's Work) or with Tenant's particular security requirements. Without limiting the generality of the foregoing, notwithstanding such Rules and Regulations: (i) Tenant may keep on the Premises animals or birds, etc. necessary for the conduct of its business therein, provided that Tenant complies with all laws and other legal requirements applicable thereto and that Tenant shall keep such animals or birds, etc. appropriately caged (or otherwise restricted) so as to avoid escape or other annoyance or disturbance to other occupants of the Building; and (ii) chemicals, combustible or otherwise, shall be permitted on the Premises as necessary for the conduct of Tenant's business therein, subject to the provisions of Section 40(b), which shall be applicable thereto.

       25. NOTICE. Whenever, by the terms of this Lease, notices, requests, consents and approvals shall or may be given either to Landlord or to Tenant, they shall be in writing and shall be delivered in hand or sent by express, registered or certified mail, return receipt requested, postage prepaid:

       If intended for Landlord, addressed to Landlord at Landlord's Original Address as stated in Exhibit 1 (or to such other address or addresses as may from time to time hereafter be designated by Landlord by like notice).

       If intended for Tenant, addressed to Tenant at Tenant's original Address as stated in Exhibit 1 until the Rent Commencement Date and thereafter to the Premises (or to such other address or addresses as may from time to time hereafter be designated by Tenant by like notice).

All such notices shall be effective (i) when hand-delivered or (ii) if mailed, when deposited in the United States Mail within the Continental United States, provided that the same are received in ordinary course at the address to which the same were sent.

       26. LANDLORD'S TITLE AND CONFORMITY WITH LEGAL REQUIREMENTS. Landlord covenants as a condition of this Lease that it has good marketable fee title to the Building and Property subject to the encumbrances listed as of the date hereof on Certificate of Title No. 161435 filed with the Middlesex South Registry District of the Land Court in Book 937, Page 85, and that Landlord has the right to make this Lease for the term aforesaid; that the provisions of this Lease do not conflict with or violate the provisions of existing agreements between Landlord and third parties; that, to the best knowledge of Landlord, the Premises and Property are in conformity with all applicable legal requirements, including, without limitation, zoning and planning ordinances, and do not violate applicable restrictions, if any; that as of the date of this Lease, there are no claims, lawsuits, judgments or similar matters affecting the Premises, Building or the Property in connection with the title, zoning and planning ordinances or environmental matters, and that Landlord will notify Tenant within five (5) business days of discovery of any such claims, causes of action, lawsuits, controversies or judgments which would affect this Lease or Tenant's use and occupancy of the Premises; and that Landlord will deliver actual possession of the Premises to Tenant free of all tenants and occupants and in accordance with all terms and conditions of this Lease.

       27. SUBORDINATION AND NON-DISTURBANCE. Tenant acknowledges and agrees that this Lease shall be subordinate to any mortgage or ground lease from time to time encumbering the Premises, whether executed and delivered prior to or subsequent to the date of this Lease, if the holder of such mortgage or ground lease shall so elect. If this Lease is subordinate to any mortgage or ground lease and the holder thereof (or successor) shall succeed to the interest of Landlord, at the election of such holder (or successor) Tenant shall attorn to such holder and this Lease shall continue in full force and effect between such holder (or successor) and Tenant. Tenant agrees to execute such instruments of subordination or attornment in confirmation of the foregoing agreement as such holder (or successor) may reasonably request.

              (b) Notwithstanding anything to the contrary in the foregoing contained, the above provided subordination shall be effective only if the encumbering mortgage or ground lease documentation (as the case may be) provides, or if the mortgagee or ground lessor (as the case may be) agrees by a written instrument in recordable form and otherwise in the customary form of such mortgagee or ground lessor and in form reasonably acceptable to Tenant, that, INTER ALIA, as long as Tenant shall not be in default, beyond the expiration of applicable grace periods, of the obligations on its part to be kept and performed under the terms of this Lease, this Lease will not be affected and Tenant's possession hereunder will not be disturbed by any default in, termination and/or foreclosure of, such mortgage and/or ground lease (as the case may be). For purposes of the preceding sentence, Tenant agrees (without limitation) that the form of non-disturbance agreement which Tenant enters into with the present mortgagee, Lexington Savings Bank, will be acceptable to Tenant with respect to future mortgagees.

       28. ESTOPPEL CERTIFICATE. Either party shall at any time and from time to time within ten (10) days of the other party's request, execute and deliver an estoppel certificate affirming this Lease, indicating whether there are any defaults hereunder and addressing such other matters as the requesting party, its lender(s) or prospective purchaser(s) or investors may reasonably require.

       29. REMEDYING TENANT DEFAULTS. Landlord shall have the right, but not the obligation, to pay such sums or take such action as may be necessary or appropriate by reasons of the failure or neglect of Tenant to perform any of the provisions of this Lease, and in such event, Tenant agrees to reimburse Landlord within fifteen (15) days after demand for all reasonable costs and expenses so inquired by Landlord, together with interest thereon at a rate equal to 12% per annum. Any payment of Basic Rent, Building Expense Charges or other sums payable hereunder not paid within ten (10) days the same shall have become due shall bear interest at the rate as aforesaid from the date thereof and shall be payable within fifteen (15) days after demand. by Landlord, as additional rent.

       30. REASONABLE CONSENT. Whenever any provision of this Lease states that the consent, approval or acceptance of either Landlord or Tenant is required, such consent, approval or acceptance shall not be unreasonably withheld.

       31. HOLDING OVER. Any holding over by Tenant after the expiration or sooner termination of the Term of this Lease shall be treated as a daily tenancy at sufferance at a rate equal to two (2) times the sum of (i) Basic Rent then in effect plus (ii) Building Expense Charges and all other charges herein provided for (prorated on a daily basis). Tenant shall also pay to Landlord all damages, direct and/or indirect (including, without limitation, the loss of a tenant and of rental income) sustained by reason of any such holding over. Otherwise, such holding over shall be on the terms and conditions set forth in this Lease as far as applicable.

       32. SURRENDER OF PREMISES. Upon the expiration or earlier termination of the Term of this Lease, Tenant shall peaceably quit and surrender to Landlord the Premises in neat and clean condition and otherwise in the same condition as Tenant is required to surrender and return the Premises to Landlord pursuant to
Section 8 and to maintain the Premises pursuant to Section 11 above, excepting only as to Tenant's maintenance obligations, reasonable wear and tear and damage by fire or other casualty.

       33. ARBITRATION. In the event that any dispute should arise between the parties hereto as to the validity of this Lease or as to the construction, enforcement or performance of this Lease, such dispute, subject to the provisions of this Section 33, shall be settled by arbitration before a single arbitrator conducted at Boston, Massachusetts, in accordance with the Commercial Arbitration Rules of the American Arbitration Association. As to any dispute involving the payment of money, however, no arbitration shall be permitted until the party with the payment obligation in question shall have paid such money in dispute, under protest (and reserving its rights), in full to the other party. No refusal to pay any amount coupled with a call for arbitration shall be deemed to negate any of the provisions of default set forth in the Lease. The decision of the arbitrator shall be final and binding on all parties thereto, and judgment upon any award entered in such proceeding may be entered in any court having jurisdiction thereof. The unsuccessful party to such arbitration shall pay to the successful party all costs and expenses, including, without limitation, reasonable attorneys' fees, incurred therein by such successful party and such costs, expenses and attorneys' fees shall be included in and as part of such judgment or award. The determination of the arbitrator shall be conclusive on the matter of which party is successful for purposes hereof.

       In no event, however, shall this Section 33 be deemed to preclude a party hereto from instituting legal action seeking relief in the nature of a restraining order, an injunction or the like in order to protect his or its rights pending the outcome of an arbitration hereunder. With respect to matters submitted to arbitration the parties shall continue to perform their obligations hereunder relative to said matters pending resolution of the dispute by arbitration. Nothing in this Section 33 shall prevent Tenant's continued occupancy of the Premises during the term of this Lease and the pendency of any arbitration proceedings, provided Tenant is not otherwise in default (beyond the expiration of any applicable notice and grace periods) under this Lease.

       34. BROKERAGE. Landlord and Tenant each represent to the other that they nave not entered into any agreement or incurred any obligation in connection with this transaction which might result in the obligation to pay a brokerage commission to any broker other than the Landlord's agreement with the broker listed in Exhibit 1. Landlord shall pay all fees and commissions due to such broker in connection with this transaction. Each party shall indemnify and hold the other party harmless from and against any claim or demand by any broker or other person for bringing about this Lease who claims to have dealt with such indemnifying party, including all expenses incurred in defending any such claim or demand (including reasonable attorneys' fees).

       35. GOVERNING LAW. This Lease shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

       36.    TENANT'S OPTION TO EXTEND THE TERM OF LEASE.

              (a) On the condition, which condition Landlord may waive, at its election, by written notice to Tenant at any time, that Tenant is not in default after the expiration of applicable notice and grace periods of its covenants and obligations under this Lease both as of the time of option exercise and as of the commencement of the hereinafter described additional term, Tenant shall have the option to extend the term of this Lease for two (2) additional successive five (5) year terms, each such additional term commencing as of the day after the expiration of the initial term or immediately preceding the first additional term, as the case may be. Tenant may exercise such option to extend by giving Landlord written notice on or after the date twenty-four
(24) months prior to the expiration date of the original term of this Lease or of the first additional term (as the case may be) and on or before the date which is six (6) months prior to the expiration date of this original term of this Lease or of the first additional term (as the case may be). Upon the timely giving of such notice, the term of this Lease shall be deemed extended upon all of the terms and conditions of this Lease, except that the Basic Rent and Building Expense Base during such additional term shall be as hereinafter set forth, (ii) Section 6 shall not be applicable thereto, and (iii) the Rent Commencement Date in respect of each such additional term shall be the first day thereof. If Tenant fails to give timely notice, as aforesaid, Tenant shall have no further right to extend the term of this Lease, time being of the essence of this Section 36(a). It and when Tenant exercises its first and/or second extension option hereunder, Landlord shall, at no cost to Tenant, and prior to the commencement of the first and, applicable, second extension term, repaint the Premises, with two coats of paint of quality and type to match existing paint. The options to extend described herein shall be applicable to any "RFO Premises" leased by Tenant pursuant to Section 38 below.

              (b) BASIC RENT. The Basic Rent during the additional term shall be the Fair Market Rental Value, as defined in paragraph (a) of Section 37, as of the commencement of the then applicable additional term, of the Premises then demised to Tenant; provided, however, that in no event shall the sum of the applicable Basic Rent and Building Expense Escalation Charges for the Premises then demised to Tenant, to be payable during such additional term, be less than sum of the Basic Rent and Building Expense Escalation Charges for such Premises which were payable immediately preceding the commencement of each such additional term.

              (c) Tenant shall have no further option to extend the term of this Lease other than the two (2) successive five (5) year additional terms herein provided.

              (d) Notwithstanding the fact that upon Tenant's exercise of the herein options to extend the term of the Lease such extensions shall be self-executing, as aforesaid, the parties shall promptly execute a lease amendment reflecting each such additional term after Tenant exercises the applicable option, except that the Basic Rent payable in respect of each such additional term and the figure for the Building Expense Base need not be set forth in the applicable amendment. Subsequently, after such Basic Rent and the figure for the Building Expense Base are determined, the parties shall execute a written agreement confirming the same. The execution of such lease amendment shall not be deemed to waive any of the conditions to Tenant's exercise of its rights under paragraph (a) of this Section 36, unless otherwise specifically provided in such lease amendment.

       37.    DEFINITION OF FAIR MARKET RENTAL VALUE. For the purpose of this
Lease:

              (a) "Fair Market Rental Value" shall be computed as of the date in question at the then current annual rental charge (i.e., the sum of Basic Rent plus escalation and other charges), including provisions for subsequent increases and other adjustments for leases and agreements to lease then currently being negotiated or executed in comparable general office space (but not comparable lab space as built by Tenant hereunder at its own cost and expense) located in 125 Hartwell Avenue, Lexington, Massachusetts, or if no new leases or agreements to lease are then currently being negotiated or executed in the Building, the Fair Market Rental Value shall be determined by reference to bona fide offers being made by Landlord to prospective tenants for the lease of comparable general office space (but not comparable lab space as built by Tenant hereunder at its own cost and expense) in the Building; or if there are no prospective tenants to whom Landlord may make such offers, then Fair Market Rental Value shall be determined by reference to new leases or agreements to lease then currently being negotiated or executed for comparable general office space (but not comparable lab space as built by Tenant hereunder at its own cost and expense) located elsewhere in office/research and development buildings aged and otherwise equipped comparably with the Building located within a two (2) mile radius of the Building. In determining Fair Market Rental Value, the following factors, among others, shall be taken into account and given effect: size, location of premises, lease term, condition of building and services provided by the Landlord.

              (b) DISPUTE AS TO FAIR MARKET RENTAL VALUE. Landlord shall initially designate Fair Market Rental Value and Landlord shall furnish data in support of such designation. If Tenant disagrees with Landlord's designation of a Fair Market Rental Value, Tenant shall have the right, by written notice given within thirty (30) days after Tenant has been notified of Landlord's designation, to submit such Fair Market Rental Value to arbitration. Fair Market Rental value shall be submitted to arbitration as follows: Fair Market Rental Value shall be determined by impartial arbitrators, one to be chosen by the Landlord, one to be chosen by Tenant and a third to be selected, if necessary, as below provided. The unanimous written decision of the two first chosen, without selection and participation of a third arbitrator, or otherwise, the written decision of a majority of three arbitrators chosen and selected as aforesaid, shall be conclusive and binding upon Landlord and Tenant. Landlord and Tenant shall each notify the other of its chosen arbitrator within ten (10) days following the call for arbitration and, unless such two arbitrators shall have reached a unanimous decision within thirty (30) days after their designation, they shall so notify the American Arbitration Association (or such organization as may succeed to said Association) and request said Association to select an impartial third arbitrator to determine Fair Market Rental Value as herein defined. Such third arbitrator and the first two chosen shall, subject to commercial arbitration rules of the American Arbitration Association, hear the parties and their evidence and render their decision within thirty (30) days following the conclusion of such hearing and notify Landlord and Tenant thereof. Landlord and

Tenant shall bear the expense of the third arbitrator (if any) equally. The decision of the arbitrators shall be final and binding of the parties and judgment thereon may be entered in the Superior Court having jurisdiction over the Premises; and the parties consent to the jurisdiction of such court and further agree that any process or notice of motion or other application to the court or a judge thereof may be served outside the Commonwealth of Massachusetts by registered mail or by personal service, provided a reasonable time for appearance is allowed. If the dispute between the parties as to a Fair Market Rental Value has not been resolved before the commencement of Tenant's obligation to pay rent based upon such Fair Market Rental Value, then Tenant shall pay Basic Rent and other charges under the Lease in respect of the premises in question based upon the Fair Market Rental Value designated by Landlord until either the agreement of the parties as to the Fair Market Rental Value, or the decision of the arbitrators, as the case may be, at which time Tenant shall pay any underpayment of rent and other charges to Landlord, or Landlord shall refund any overpayment of rent and other charges to Tenant.

       38. TENANT'S RIGHT OF FIRST OFFER. On the conditions (which conditions Landlord may waive, at its election, by written notice to Tenant at any time)
(i) that Tenant is not in default after the expiration of applicable notice and grace periods of its covenants and obligations under the Lease, (ii) that Fuji ImmunoPharmaceuticals Corp. and/or a Fuji Successor itself is occupying at least fifty percent (50%) of the premises then demised to Tenant (in the case of (i) and (ii), both at the time that Landlord is required to give Landlord's Notice, as hereinafter defined, and as of the Commencement Date in respect of the RFO Premises in question), (iii) that Fuji ImmunoPharmaceuticals Corp and/or a Fuji Successor will itself occupy the RFO Premises in question, and (iv) that if there are two (2) years or less remaining in the then applicable term of the Lease, Tenant shall have previously or simultaneously with the valid exercise of its rights hereunder exercised its next applicable extension option, Tenant shall have the following rights to lease RFO Premises, as hereinafter defined, when such RFO Premises become available for lease to Tenant, as hereinafter defined. In no event shall Tenant have any rights under this Section 38 on or after the date on which there shall be less than two (2) full years remaining in the Term of this Lease, unless Tenant shall have validly exercised any remaining applicable extension option, as aforesaid. It Tenant exercises its second extension option under Section 36, Tenant's rights under this Section 38 shall lapse as of the third (3rd) anniversary of the commencement date of such second additional term.

              (a) DEFINITION OF RFO PREMISES. "RFO Premises" shall be defined as any separately demised area which is situated within the second floor of 125 Hartwell Avenue, Lexington, Massachusetts, and which becomes available for lease to Tenant, as hereinafter defined, during the term of this Lease, as the same may be extended. For the purposes of this paragraph (a), an area shall be deemed to be "available for lease to Tenant" if, during the term of this Lease, Landlord, in its sole judgment, determines that such area will become available for leasing to Tenant (i.e., when Landlord determines that the then current tenant of such RFO Premises will vacate such RFO Premises, or any portion thereof, and when Landlord intends to offer such premises for lease). In no event shall Tenant have any such rights under this Section 38 in respect of Landlord's initial leasing (after the date hereof) of any space on the second floor of 125 Hartwell Avenue.

              (b) EXERCISE OF RIGHT TO LEASE RFO PREMISES. Landlord shall give Tenant written notice ("Landlord's Notice") at the time that Landlord determines, as aforesaid, that RFO

Premises will become available for lease to Tenant. Landlord's Notice shall set forth Landlord's designation of the Fair Market Rental Value (as hereinabove defined) applicable to such RFO Premises, the estimated date on which Landlord expects to deliver such RFO Premises to Tenant, and the exact location of such RFO Premises. Tenant shall have the right, exercisable upon written notice ("Tenant's Exercise Notice") given to Landlord within thirty (30) days after the receipt of Landlord's Notice, to lease such RFO Premises. If Tenant fails timely to give Tenant's Exercise Notice, Tenant shall have no further right of lease such RFO Premises pursuant to this paragraph (b). Upon the timely giving of Tenant's Exercise Notice, Landlord shall lease and demise to Tenant and Tenant shall hire and take from Landlord, such RFO premises, upon all of the same terms and conditions of the Lease (including the options to extend described in Section 36 hereof) except as hereinafter set forth.

              (c) LEASE PROVISIONS APPLYING TO RFO PREMISES. The leasing to Tenant of any RFO Premises shall be upon all of the same terms and conditions of the Lease, including, without limitation, Building Expense Base, except as follows:

                     (1) COMMENCEMENT DATE. The Commencement Date in respect of any RFO Premises shall be the earlier of (A) ninety (90) days after the later of (x) the estimated delivery date in respect of such RFO Premises as set forth in Landlord's Notice, or (y) the date that Landlord actually delivers such RFO Premises to Tenant, or (B) the date on which Tenant shall occupy all or any portion of such RFO Premises for the conduct of its business therein.

                     (2) RENT COMMENCEMENT DATE. The Rent Commencement Date in respect of any RFO Premises shall be the Commencement Date in respect of such RFO Premises.

                     (3) TERMINATION DATE. The Termination Date in respect of any RFO Premises shall be the Termination Date set forth on Exhibit 1 of the Lease, as the same may be or may have been extended by Tenant pursuant to
Section 36.

                     (4) BASIC RENT. The Basic Rent rental rate in respect of any RFO Premises shall be based upon ninety percent (90%) of the Fair Market Rental Value, as defined in Section 37 of this Lease, of such RFO Premises as of the Commencement Date in respect of such RFO Premises; provided, however, that in no event shall the sum of the applicable Basic Rent rental rate and Building Escalation charges per square foot of rentable area of the RFO Premises be less than the average, if any (weighted on a square foot basis) of the sum of the applicable Basic Rent rental rate and Building Escalation Charges, per square foot in effect, as of such Commencement Date, in respect of the remainder of the Premises then demised to Tenant.

                     (5) CONDITION OF RFO PREMISES; TENANT'S RFO WORK. Tenant shall take any RFO Premises "as-is" in its then (i.e., as of the date of premises delivery) state of construction, finish, and decoration, without any obligation on the part of Landlord to construct or prepare any RFO Premises for Tenant's occupancy. Accordingly, Section 6 shall not apply to the RFO Premises. However, upon Tenant's exercise of its option to lease RFO Premises and delivery of such RFO Premises by Landlord to Tenant, Tenant shall have the right, subject to Landlord's approval of the plans therefor and to the other provisions of
Section 8 above, to make such alterations and improvements to the RFO Premises as Tenant deems reasonably necessary for its use and occupancy thereof ("Tenant's RFO Work").

                     (d) EXECUTION OF LEASE AMENDMENTS. Notwithstanding the fact that Tenant's exercise of the above-described option to lease RFO Premises shall be self-executing, as aforesaid, the parties hereby agree promptly to execute a lease amendment reflecting the addition of any RFO Premises, except that the Basic Rent payable in respect of any such RFO Premises may not be as set forth in such amendment. At the time that such Basic Rent is determined, the parties shall execute a written agreement confirming the same. The execution of such lease amendments shall not be deemed to waive any of the conditions to Tenant's exercise of the herein option to lease RFO Premises, unless otherwise specifically provided in such lease amendments.

       39. FORCE MAJEURE. As used in this Lease, "Force Majeure" shall mean, collectively and individually, strike, lock-out or other labor trouble, fire or other casualty, governmental preemption of priorities or other controls in connection with a national or other public emergency or shortages of fuel, supplies or labor; breakdown; accident; or because of war or other emergency, or for any cause beyond the reasonable control of the party obligated to, but prevented from performing. In no event, however, shall Force Majeure apply to nonpayment of monetary obligations.

       40.    ENVIRONMENTAL CONCERNS.

              (a) Landlord represents, warrants and covenants to the best of its knowledge and belief that (i) Landlord has not caused or permitted any activity to take place on, in, or under the Premises which has generated, manufactured, refined, transported, treated, stored, handled, disposed, transferred, produced, cleaned up or processed any oil, hazardous or toxic substances or materials, except in compliance with all applicable federal, state and local laws, regulations, ordinances and orders, and has not caused or permitted and has no knowledge of any discharge, release, storage, or disposal of any oil, hazardous or toxic substances or materials, on, in or under the Premises in violation of any such laws, etc; (ii) Landlord is in compliance with all federal, state and local requirements relating to protection of health or the environment in connection with its ownership or use of the Premises; (iii) there is no action, suit, lien or other proceeding brought by or threatened by any governmental agency against Landlord or the Premises to enforce any law, regulation, ordinance or order relating to protection of health or the environment or any lien, litigation or other proceeding brought or threatened against the Landlord or the Premises, or any settlements reached by any person(s) or group(s) alleging the presence, disposal, release, or threatened release of any oil, hazardous or toxic substance or material, or on arising from any activity conducted on the Premises; (iv) there are no underground tanks located on or under the Premises; and (v) there are no PCBs or PCB contaminated material or asbestos contained in or otherwise present on, in or under the Premises.

              (b) Tenant shall not (either with or without negligence) cause or permit the illegal escape, disposal or release of any biologically or chemically active or other hazardous substances or materials. Tenant shall not allow the storage or use of such substances or materials in any manner not sanctioned by law or by the highest reasonable standards prevailing in the industry for the storage and use of such substances or materials, nor allow to be brought onto the Property and into the Building and such materials or substances except to use in the ordinary course of Tenant's business, and then only after written notice is given to Landlord of the identity of such substances or materials, except that no such notice need be given with respect to ordinary cleaning fluids and other materials ordinarily used incident to routine business office purposes. If and to the extent that, in such notice, Tenant advises Landlord that the information contained therein constitutes Tenant's trade secrets, Landlord shall keep such information confidential; provided, however, the foregoing confidentiality provisions shall not prevent or restrict Landlord from disclosing such information to Landlord's environmental consultants, Landlord's existing or prospective mortgagee(s), or to any governmental authority having jurisdiction with respect to environmental matters, or as may be otherwise required by any applicable law, rule or regulation. Without limitation, hazardous substances and materials shall include those described in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C., Section 9601 et seq., the Resource Conservation and Recovery Act, as amended, 42 U.S.C., Section 6901 et seq., any applicable state or local laws and the regulations adopted under these acts. If any governmental agency shall ever require testing to ascertain whether or not there has been any release or that there exists the threat of any release of hazardous materials as a result of the act or omission of Tenant (or anyone claiming by, through or under Tenant), its (or their) agents, employees or contractors, then the reasonable costs thereof shall be paid by Tenant. In addition, Tenant shall execute affidavits, representations and the like from time to time at Landlord's reasonable request concerning Tenant's best knowledge and belief regarding the presence of hazardous substances or materials on the Premises. In all events, Tenant shall indemnify Landlord in the manner elsewhere provided in this Lease from any release of hazardous materials on the Premises occurring while Tenant is in possession, or elsewhere if caused by Tenant or persons acting under Tenant. The within covenants shall survive the expiration or earlier termination of the lease term.

       41.    SIGNS.

              (a) Subject to Landlord's prior approval, not to be unreasonably withheld or delayed, Tenant may place (i) Tenant-identification signs on the entrance doors to the Premises, and (ii) a Tenant-identification sign on the existing small brick wall located by the driveway entry to the Property. The Tenant's name, and the name of each division, subsidiary or affiliate thereof occupying space in the Building, shall be affixed to a directory board in the Building to be provided by the Landlord at the Landlord' s expense.

              (b) If Tenant shall occupy the entire second (2nd) floor of the Building, or otherwise occupy fifty percent (50%) of the Building Rentable Area, Tenant shall be permitted either to place a Tenant-identification sign on the exterior of the Building or to construct a free-standing Tenant-identification sign on the Property, provided that Tenant shall obtain and maintain in full force and effect all governmental approvals, licenses, permits and the like required with respect to the installation and/or maintenance of such sign. Provided further, however, Landlord shall have the right to pre-approve the location, size and other design features of any such sign to be installed by Tenant pursuant to this paragraph (b).

              (c) At the expiration or earlier termination of the Term of this Lease, Tenant shall, at its sole cost and expense, remove any signs installed by Tenant in or upon the Premises, the Building and/or the Property, and repair any damage thereto caused by the installation, presence and/or removal of such sign(s).

       42. NOTICE OF LEASE. The parties hereto shall in the form attached hereto as Exhibit 9 execute a notice of this Lease (including any options or extensions thereof) for recording purposes. The Tenant shall pay all costs of recording.

       43. CHANGE OF NAME. If at any time after the execution of this Lease the Landlord desire to change the existing name of the Building or the exterior signs now affixed to the Building or the Property, the Landlord shall notify the Tenant at least sixty (60) days prior to the date of such a change. If the proposed new name or sign identifies, or in the Tenant's reasonable judgment may be associated with, a competitor of the Tenant, the Tenant may require Landlord to refrain from changing the existing name of the Building or the affixation to the Building or the Property of a new sign.

       44. MISCELLANEOUS PROVISIONS. The Section and paragraph headings throughout this instrument, and the Table of Contents, are for convenience and reference only, and shall not be used to construe this Lease; the provisions of this Lease shall be construed against both parties in accordance with the language hereof and no prior statements, representations or agreements not expressly incorporated herein shall be given effect for this purpose; no remedy or election given by any provision in this Lease shall be deemed exclusive unless so indicated, but each shall, wherever possible, be cumulative in addition to all other remedies in law or equity which either party may have arising out of the default of the other party and failure to cure such default within the applicable grace period; each provision hereof shall be deemed both a covenant and a condition running with the land; failure of either party to cure a default of the other under this Lease shall not render such non-defaulting party in any way liable therefor, or relieve the defaulting party from any of its obligations hereunder; the acceptance of possession of the Premises by the Tenant shall not be deemed a waiver of any of the obligations under this Lease to be performed by the Landlord; the Landlord hereby covenants that the Tenant may deal with any person, firm or corporation for services, supplies, materials, labor, equipment, transportation, tools, machinery and any other similar or dissimilar services or items in connection with the use and occupation of the Premises and any work performed therein, subject to express right of Landlord, under other provisions of this Lease, to review and approve the selection of any of the foregoing.

       45. BINDING AGREEMENT. This Lease shall bind and inure to the benefit of the parties hereto and their respective executors, distributees, heirs, representatives, successors and assigns.

       46. ENTIRE AGREEMENT. This Lease contains the entire agreement of the parties and may not be modified except by an instrument in writing which is signed by both parties. No prior statements, representations or agreements not expressly incorporated therein or herein shall be given effect for this purpose.

       IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be duly executed, under seal, by persons hereunto duly authorized, in multiple copies, each to be considered an original hereof, as of the Execution Date state in
Exhibit 1.

LANDLORD:                                 TENANT:

125 HARTWELL TRUST                        FUJI IMMUNOPHARMACEUTICALS
                                          CORP.


By: /S/ MICHAEL L. COLANGELO              By: /S/ STEPHEN D. GILLIES
   --------------------------------          ------------------------------
   Michael L. Colangelo,                     Stephen D. Gillies,
   As Trustee and Not Individually           President
                                             Hereunto Duly Authorized

                               EXHIBIT 1, SHEET 1

                               125 Hartwell Avenue
                            Lexington, Massachusetts
                                (the "Building")

                                BASIC PROVISIONS
                                       AND
                              LEASE REFERENCE DATA


Execution Date:     October 26, 1992

TENANT              Fuji ImmunoPharmaceuticals Corp.
and Original
Address:            a Delaware corporation
                    (description of business organization

                    400 Brookline Avenue, Suite 8F
                    Boston, Massachusetts  02115
                    (principal place of business-original address)

LANDLORD            125 Hartwell Trust, under a declaration of trust dated
and Original        February 20, 1980 and filed with the Middlesex South
Address:            Registry District of the Land Court as Document No. 600788,
                    as amended. Mailing Address-- c/o Lexington Management
                    Incorporated, 62 Massachusetts Avenue, Lexington, MA 02173,
                    Attention: President

BUILDING:           The building in the town of Lexington, Middlesex County,
                    Massachusetts, known as and numbered 125 Hartwell Avenue, and shown as Lot 2 on Land Court Plan No. 23467C, a copy of which is filed in the Registry of Deeds for the South
                    Registry District of Middlesex County in Registration Book
                    852, Page 189, with Certificate of Title No. 144539.

PROPERTY:           The Building and the Land Parcel on which it is located
                    (including adjacent sidewalks and parking areas).

                               EXHIBIT 1, SHEET 2

                               125 Hartwell Avenue
                            Lexington, Massachusetts
                                (the "Building")

                                BASIC PROVISIONS
                                       AND
                              LEASE REFERENCE DATA

ESTIMATED RENT
COMMENCEMENT        February 1, 1993
DATE:

TERM: The period commencing (the 'Commencement Date") on the Rent Commencement Date and expiring on the date immediately preceding the fifth (5th) anniversary of the Rent Commencement Date, provided that it the Rent Commencement Date occurs on any day other than the first day of a calendar month, the expiration date ("Termination Date") shall be the last day of the calendar month in which the fifth (5th) anniversary of the Rent Commencement Date shall fall, subject to the terms and conditions hereof, including options to extend.

PREMISES            10,980 (+/-50) square feet of Premises Rentable Area in the
DESCRIPTION AND     Building, substantially as shown on Exhibit 3. The Premises
AREA:               are subject to expansion as provided in Article 38 below.

BUILDING            38,400 square feet.
RENTABLE AREA:

BASIC RENT:         $104,310.00 per year ($8,692.50 per month).

SECURITY DEPOSIT:   N/A

PERMITTED USES:     To be used and occupied by the Tenant for office, research and development; engineering, education and training of the Tenant's customers and employees; light assembly and manufacturing; processing, packaging, marketing, sales and all other uses or activities incidental or related thereto.

                               EXHIBIT 1, SHEET 3

                               125 Hartwell Avenue
                            Lexington, Massachusetts
                                (the "Building")

                                BASIC PROVISIONS
                                       AND
                              LEASE REFERENCE DATA

TENANT'S            10,980 S/F divided by 38,400 S/F or 28.59%
PROPORTIONATE
SHARE:

BUILDING EXPENSE    $172,800.00
BASE:

BROKER:             Ian Grant, Spaulding & Slye Colliers
                    High Street Tower
                    125 High Street
                    16th Floor
                    Boston, MA  02110

LANDLORD'S          Lexington Management Incorporated
AGENT:              62 Massachusetts Avenue, Lexington, MA  02173

TENANT'S            H. Randolph Lewis
CONSTRUCTION        Olson Lewis
REPRESENTATIVE:     17 Elm Street
                    Manchester, MA  01944

TENANT'S            Kaplan Corporation, Contractors and Builders
CONTRACTOR:         116 Harvard Street
                    Brookline, MA  02146

LANDLORD:                                 TENANT:


125 HARTWELL TRUST                        FUJI IMMUNOPHARMACEUTICALS
                                          CORP.


By: /S/ MICHAEL L. COLANGELO              By: /S/ STEPHEN D. GILLIES
   --------------------------------          ---------------------------
   Michael L. Colangelo, As Trustee          Dr. Stephen D. Gillies,
   and Not Individually                      President

                               125 Hartwell Avenue

                            Lexington, Massachusetts
                                (the "Building")

                                 FIRST AMENDMENT
                             As of January 31, 1993

          LANDLORD:                  125 Hartwell Trust

          TENANT:                    Fuji ImmunoPharmaceuticals Corp.

          EXISTING PREMISES:         An area containing 1.0,980 (+/-50) square
                                     feet of Premises Rentable Area located on
                                     the second (2nd) floor of the Building,
                                     substantially as shown on Exhibit 3 to the
                                     Lease.

ORIGINAL  LEASE EXECUTION DATE:      October 26, 1992
LEASE
DATA:     PREVIOUS LEASE             None
          AMENDMENTS:

          ADDITIONALPREMISES:        An area containing 8,830 square feet of
                                     Premises Rentable Area located on the
                                     second (2nd) floor of the Building,
                                     substantially as shown as the "RFO
                                     Premises" on Exhibit 3 to the Lease.

       WHEREAS, Tenant desires to lease additional premises in the Building, to wit, the Additional Premises; and

       WHEREAS, Landlord is willing to lease the Additional Premises to Tenant on the terms and conditions hereinafter set forth.

       NOW THEREFORE, the above-described lease (the "Lease") is hereby amended as follows:

       1.     MATTERS PERTAINING TO THE EXISTING PREMISES.

              Landlord and Tenant wish to confirm certain understandings with respect to the Existing Premises.

Accordingly, Landlord and Tenant hereby acknowledge and agree that:

              A. The Commencement Pate in respect of the Existing Premises shall be February 1, 1993.

              B. The Rent Commencement Date in respect of the Existing Premises shall be February 1, 1993.

              C. The Termination Date in respect of the Existing Premises shall be January 31, 1998, subject to the options to extend set forth in Section 36 of the Lease.

              D. The Basic Rent in respect of the Existing Premises shall be increased to $115,290.00 per year (i.e., $9,607.50 per month).

              E. Section 6(g) of the Lease is hereby deleted in its entirety.

              F. The following clause (10) is hereby added to Section 12(a) of the Lease before the last sentence thereof:

                     (10) Air conditioning in accordance with seasonal requirements on Mondays' through Fridays (except legal holidays) from 8:00 am. to 6:00 p.m. and at such additional times as may be requested by Tenant from tine to time upon reasonable advance notice to Landlord. Landlord's cost of supplying such additional service shall be paid by Tenant or alternatively shall be shared proportionately between Tenant and other tenants, if any who request such service. Any such costs for additional air conditioning services whether requested by Tenant or other tenants in the Building shall not be included in Operating Costs but calculated as a separate charge to Tenant, and/or other tenants, by Landlord.

              G. The first sentence of section 12(b) of the Lease is hereby deleted and replaced by the following:

                     Tenant shall contract directly with the electric utility supplier to furnish electric current to the Premises through the existing utility facilities serving the Building for lighting, outlets and equipment installed by Tenant.

              H. Section 12(c) of the Lease is hereby deleted in its entirety.

              I.     The parenthetical at the end of clause (a) of Section 14(a)
(ii) of the Lease is hereby deleted in its entirety.

              J. The Building Expense Base in respect of the Existing premises shall be increased to $211,200.00. In furtherance thereof:

                     (i) Exhibit 2 to the Lease is hereby deleted and replaced by Exhibit 2 attached hereto and made a part hereof; and

                     (ii)   The figures "$198,720.00" and "$228,528.00" as they
appear in Section 14(a) (v) of the Lease are hereby deleted and the figures "$242,880.00" and "$279,312.00", respectively, are inserted, in place thereof.

              K. Tenant has installed supplemental roof-top HVAC units to provide additional heat and air conditioning to the Existing Premises. Such units have been separately metered by Tenant for gas and electricity. Tenant shall pay all charges as reflected on such meters directly to the applicable utility suppliers. Tenant shall maintain and keep such meters in good condition and repair throughout the Text of the Leans. Landlord and Tenant further acknowledge and agree that any supplemental roof-top HVAC units which Tenant intends to install to provide additional heat end air conditioning to the Additional Premises (which installation shall be subject to the terms and conditions of the Lease, as hereby amended) shall be connected by Tenant to the meters measuring the consumption of gas and electricity with respect to the roof-top HVAC units serving the Existing Premises, and Tenant shall pay all charges as reflected on such meters directly to the applicable utility suppliers, as aforesaid.

              L. Section 18(b) of the Lease is hereby deleted in its entirety.

       2.     DEMISE OF ADDITIONAL PREMISES

              Landlord hereby demises and leases to Tenant, and Tenant hereby hires and takes from Landlord, the Additional Premises. Said demise of the Additional Premises shall be upon all of the same tens and conditions of the Lease (as hereby amended) applicable to the Existing Premises (including, without limitation, the Commencement Pate of February 1, 1993, the Rent Commencement Date of February 1, 1993, the Termination Date of January 11, 1998 (which shall be subject to the options to extend set forth in Section 36 of the Lease), and the Building Expense Base of $211,200.00), except as follows:

              A. The Basic Rent payable in respect of the Additional Premises shall be as follows:

                     (i) For the period commencing on the Rent Commencement Date (i.e., February 1, 1993) and ending on January 31, 1994, an amount (the "Base Additional Premises Rental Amount") equal to $39,735.00 per year (i.e., $3,311.25 per month). Notwithstanding anything to the contrary herein contained, if Tenant shall occupy any portion of the Additional Premises for the conduct of its business prior to February 1, 1994, then the Base Additional Premises Rental Amount for the period from the date that Tenant first occupies such portion of the Additional Premises for the conduct of its business through January 31, 1994 shall be increased by the product of (I) Seven Dollars ($7.00) per square foot of Premises Rentable Area per year, multiplied by (II) the number of square feet of Premises Rentable Area of such portion of the Additional Premises occupied by Tenant for the conduct of its business (e.g., if Tenant occupies 4,415 square feet of Premises Rentable Area of the Additional Premises on August 1, 1993, then the Base Additional Premises Rental Amount as of August 1, 1993 shall be increased from $39,735.00 per year to $70,640.00 per year); and

                     (ii) For the period commencing on February 1, 1994 and ending on the Termination Date (i.e., January 31, 1998), $101,545.00 per year (i.e., $8,462.08 per month).

Accordingly, the Basic Rent payable in respect of all premises demised by Tenant under the Lease (i.e., the Existing Premises and the Additional Premises) shall be as follows:

                            (x)    For the period commencing on the Rent -
Commencement Date and ending on January 31, 1994, an annual amount equal to the sum of (A) $115,290.00, plus (B) the Base Additional Premises Rental Amount (as and to the extent the same may be increased in accordance with clause (i) above); and

                            (y)    For the period commencing on February 1, 1994
and ending on the Termination Pate, $216,835.00 per year (i.e., $18,069.58 per month).

              B      Tenant's Proportionate Share in respect of the Additional
Premises shall be 8,830 S/F divided-by 36,400 S/F, or 23.00%. Accordingly, Tenant's Proportionate Share in respect of all premises demised by Tenant under the Lease (i.e., the Existing Premises and the Additional Premises) shall be 51.59%.

              C. In accordance with section 2 of the Lease, Tenant shall, by reason of the demise of the Additional Premises, be entitled to an additional thirty-four (34) parking spaces in the paved parking area located adjacent to the Building as shown cm Exhibit 3 to the Lease, the use of which spaces shall be subject to the same tens and conditions of the Lease applicable to the original forty-one (41) spaces provided to Tenant incident to its lease of the Existing Premises. Accordingly, the total number of parking spaces which Landlord shall provide and maintain for the use of Tenant's employees and invitees pursuant to Section 2 of the Lease shall be seventy-five (75).

              D. Section 6 at the Lease shall not apply to the Additional Premises, except to the extent otherwise provided in Paragraph 3 of this First Amendment.

              E. Any other provisions of the Lease inconsistent with this First Amendment or the state of facts contemplated hereby.

       3.     CONDITION OF ADDITIONAL PREMISES

              A. Tenant hereby accepts the Additional Premises in their "as-is" condition (i.e., in the condition which they are in as of the Commencement Date in respect of the Additional Premises) without any obligation on the part of Landlord to prepare or construct the Additional Premises for Tenant's occupancy. Tenant shall, at Tenant's sole cost and expense, subject to the provisions of subparagraph C below, prepare the Additional Premises for Tenant's occupancy (except as described in subparagraph D below). Tenant shall use all reasonable diligence to perform its work ("Tenant's Additional Premises Work") in the Additional Premises in a timely manner.

              B. Tenant's Additional Premises Work shall be performed by Tenant subject to, in accordance with and upon the same terms and conditions of sections 6(b), (c), (d) and (h) of the Lease applicable to the performance of Tenant's Work in the Existing Premises, except as follows:

                     (i) The last sentence of Section 6(b) of the Lease shall have no force or effect upon, nor applicability to, the Additional Premises or Tenant's Additional Premises Work. Tenant shall have the right, subject to the terms and conditions of Sections 6(b), (c), (d) and (h) end the other relevant provisions of the Lease (as hereby amended), to install supplemental roof-top HVAC units to provide additional beat and air conditioning to the Additional Premises.

                     (ii) Tenant's termination right set forth in Section 6(c) of the Lease, as it relates to Tenant's Additional Premises Work, shall apply only to the Additional Premises and not the Existing Premises (i.e., in the event that such right of termination arises in connection with the performance of Tenant's Additional Premises Work, Tenant shall have the right to terminate the Tern of the Lease only in respect of the Additional Premises)

                     (iii) Tenant's general contractor and all so-called "major trade" subcontractors (which shall include, but-not be limited to, electrical, HVAC, plumbing, drywall and acoustical ceiling subcontractors) and such other contractors as Tenant intends to engage in connection with the performance of Tenant's Additional Premises Work shall be subject to Landlord's prior consent, which consent shall not be unreasonably withheld or delayed For purposes hereof, the term "Tenant's Contractor" as used in sections 6(d) and (h) of the Lease shall mean the general contractor (to be approved by Landlord, as aforesaid) which Tenant shall engage in connection with the performance of Tenant's Additional Premises Work.

                     (iv) Tenant hereby acknowledges that, unlike the situation with respect to the performance of Tenant's Work for the Existing Premises, the portion of the first (1st) floor of the Building over which the Additional Premises are located is, and during the construction of Tenant's Additional Premises Work will be, occupied by another tenant (the "First Floor Tenant"). Accordingly, and without limiting anything contained in Section 6(d) of the Lease, Tenant agrees to perform Tenant's Additional Premises Work, and to cause its contractors to perform Tenant's Additional Premises Work, in a manner which will not materially interfere with the use and occupancy of such portion of the first (1st) floor of the Building by the First Floor Tenant. If any portion of Tenant's Additional Premises Work will, in Landlord's reasonable judgment, materially interfere with the business operations of the First Floor Tenant (such as, but not limited to, penetrations into the floor of the Additional Premises), Landlord shall have the right to require such portion of Tenant's Additional Premises Work to be performed during non-business hours. To assist Landlord in determining whether any portion of Tenant's Additional Premises Work will materially interfere with the business operations of the First Floor Tenant, Tenant shall provide Landlord with a reasonably detailed construction schedule setting forth the date(s) and times on and during which it is anticipated that each portion of Tenant's Additional Premises Work will be performed. Such construction schedule shall be given to Landlord prior to the commencement of Tenant's Additional Premises Work, and Tenant shall promptly advise Landlord of any change in or deviation from such schedule and submit to Landlord a revised construction schedule reflecting any such change or deviation. Tenant agrees that the second and third sentences of Section 11 of the Lease shall, without limitation, apply to any damage to the premises or the property of the First Floor Tenant caused by or attributable to the performance of Tenant's Additional Premises Work, and that the provisions of clause (ii) of the first sentence of Section 16(a) of the Lease, as well as the provisions of the last sentence of Section 16(a) of the Lease, shall, without limitation, apply to any liability to the First Floor Tenant with respect thereto.

              C. Landlord shall contribute an amount up to $44,150.00 ("Landlord's Additional Praises Contribution") expressly for the purchase and installation of the items of work set forth in Exhibit 4 to the Lease, which Tenant shall purchase and install as part of Tenant's Additional Premises Work. An such items set forth in said Exhibit 4 shall be at least equal to the quality of items set forth in Part C of Exhibit 5 to the Lease. Landlord's Additional Premises contribution shall be used for no purpose other than for the purchase and installation of the items listed in said Exhibit 4. Landlord shall pay amounts on account of Landlord's Additional Premises Contribution directly to contractors or suppliers upon receiving from Tenant actual vendor invoices for labor and/or materials billed to Tenant. There shall be no credit due Tenant for any unused portion of Landlord's Additional Premises Contribution. Section 6(e) of the Lease shall not apply to the Additional Premises; but nothing herein shall relieve Landlord of its obligation to contribute Landlord's Contribution as provided in said Section 6(e) with respect to the performance of Tenant's Work in the Existing Premises.

              D. Notwithstanding the foregoing, Landlord shall, at its own cost and expense, install a sprinkler system as described in Exhibit 5 to the Lease for the Additional Premises and a firs protection system as required by all applicable federal, state or local requirements for the Additional Premises, to the extent applicable to general office space. The last two sentences of
Section 6(f) of the Lease shall apply to the Additional Premises and Tenant's Additional Premises Work, MUTATIS MUTANDIS.

       4.     TENANT'S RIGHT OF FIRST OFFER

              As Tenant's lease Of the Additional Premises constitutes the remaining space on the second (2nd) floor of the Building, Section 38 at the Lease is hereby deleted from the Lease in its entirety.

       5.     PREMISES

              Unless the context otherwise requires (e.g., in Section 6 of the Lease), the term "Premises" as used in the Lease (as hereby amended) shall refer to both the Existing Premises and the Additional Premises.

       6.     HEADINGS

              Titles and paragraph headings are for reference purposes and for convenience of the parties only and shall have no bearing upon, nor force or effect in respect of, the interpretation and application of the substantive provisions in this First Amendment contained.

       As hereby amended, the Lease is ratified, approved and confirmed in all respects.

       EXECUTED under seal as of the date first written above.

LANDLORD:                                 TENTANT:

125 HARTWELL TRUST                        FUJI IMMUNOPHARMACEUTICALS
                                          CORP.


By:  /S/ MICHAEL L. COLANGELO             By:  /S/ DR. STEPHEN D. GILLIES
   --------------------------------          ------------------------------
   Michael L. Colangelo, As Trustee          Dr. Stephen D. Gillies,
   and Not Individually                      President

                               125 Hartwell Avenue
                            Lexington, Massachusetts
                                (the "Building")

                                SECOND AMENDMENT
                                 October 1, 1997

          LANDLORD:                  125 Hartwell Trust, under a declaration of
                                     trust dated February 20, 1980 and filed
                                     with the Middlesex South Registry District
                                     of the Land Court as Document No. 600788,
                                     as amended

          TENANT:                    Fuji ImmunoPharmaceuticals Corp., a
                                     Delaware corporation

          PREMISES:                  Approximately 19,810 square feet of
                                     Premises Rentable Area on the second (2nd)
                                     floor of the Building, consisting of
                                     approximately 10,980 square feet of
                                     Premises Rentable Area under the original
                                     Lease shown as the leased premises on
EXISTING                             Exhibit 3 thereto, plus approximately 8,830
LEASE                                square feet of Premises Rentable Area added
DATA:                                by the First Amendment referred to below
                                     shown as the "RFO Premises" on said Exhibit
                                     3.

          LEASE EXECUTION DATE:      October 26, 1992

          TERMINATION DATE:          January 31, 1998

          PREVIOUS LEASE             First Amendment dated as of January
          AMENDMENTS:                31, 1993

          EXTENDED TERMINATION       January 31, 2003 (subject to Tenant's
          DATE:                      option to further extend the Term pursuant
                                     to Section 36 of the lease)

       WHEREAS, Tenant has, by notice dated July 28, 1997, a copy of which is attached hereto as Exhibit A, exercised its option to extend the Term of the lease for the first five-(5)-year additional term provided for in Section 36 of the lease;

       WHEREAS, the parties have agreed upon the Basic Rent and the Building Expense Base for such additional term pursuant to Sections 36 and 37 of the Lease; and

       WHEREAS, the parties wish to confirm such lease extension, Basic Rent and Building Expense Base and the other terms and conditions to apply during such additional term.

       NOW THEREFORE, the parties hereby agree that the above referenced lease, as amended by the aforesaid First Amendment (collectively, the "Lease"), is hereby further amended as follows (capitalized terms used herein without definition shall have the meanings ascribed to them in the Lease):

       1.     EXTENSION OF TERM OF LEASE

       The Term of the Lease is hereby extended for an additional term commencing as of February 1, 1998 and expiring as of January 31, 2003. The demise of the Premises for such additional term shall be upon all of the same terms and conditions of the Lease in effect immediately preceding the commencement of such additional term, except as fol1ows:

       A. The Basic Rent payable in respect of the Premises during the additional term shall be $495,250.00 per annum (i.e., $41,270.83 per month). Tenant's obligation to pay Basic Rent at such new rate and to pay all other charges under the Lease with respect to the additional term shall commence on February 1, 1998. The current Basic Rent and charges under the Lease shall remain in effect prior to said date.

       B. The Building Expense Base during the additional term shall be the actual amount of Building Expenses for calendar year 1997. Further in such regard, the Building Expense Cap for calendar year 1998 shall be one hundred fifteen percent (115%) of the Building Expenses for calendar year 1997. Thereafter, the Building Expense Cap shall be increased each Year so as to equal one hundred fifteen percent (115%) of the Building Expense Cap for the prior Year. Building Expense Escalation Charges payable by Tenant in respect of the additional term shall be calculated using such revised Building Expense Base, and Building Expenses during such additional term shall be subject to the applicable Building Expense Cap as set forth above.

       C. Landlord shall have no obligation to renovate or construct any new improvements in the Premises (or to provide any construction allowance or contribution or the like) for or with respect to Tenant's occupancy during the additional term.

       D. In the event any of the provisions of the Lease are Inconsistent with this Second Amendment or the state of facts contemplated hereby, the provisions of this Second Amendment shall control.

Without limiting the foregoing, Tenant shall have its remaining option to further extend the Term of the Lease for one (1) additional five (5) year period (i.e., February 1, 2003 through January 31, 2008) subject to and in accordance with Section 36 of the Lease.

       2.     BROKER

       If any commission, fee or other compensation shall be due, with respect to this Second Amendment and the extension of the Term effected hereby, to the original brokers who were paid a commission by Landlord at the time of the execution and delivery of the original Lease

(the "Original Brokers"), Landlord shall pay the Original Broker such commission, fee or compensation. Tenant shall indemnify and hold Landlord (and its trustees, beneficiaries, agents and employees) harmless of and from all claims that may be made by any person (other than the Original Brokers) against Landlord (or its trustees, beneficiaries, agents or employees) for brokerage or other compensation in the nature of brokerage with respect to this Second Amendment on account or arising out of Tenant's dealings with such person.

       As amended by this Second Amendment, the Lease is hereby ratified, approved and confirmed in all respects.

       WHEREFORE, the parties have hereunto set their hands and seals as of the date first above written.

LANDLORD:                                         TENTANT:

                                                  FUJI IMMUNOPHARMACEUTICALS
                                                  CORP.


    /S/ MICHAEL L. COLANGELO                     /S/ DR. STEPHEN D. GILLIES
------------------------------------------   -----------------------------------
Michael L. Colangelo, signing as Trustee     Name:  Stephen D. Gillies
of 125 Hartwell Trust and not individually   Title: President
and without recourse against the Trustee     Hereunto Duly Authorized
personally or his assets

                               125 Hartwell Avenue
                            Lexington, Massachusetts
                                (the "Building")

                                 THIRD AMENDMENT
                                November 1, 2002

          LANDLORD:                  125 Hartwell Trust, under a declaration of
                                     trust dated February 20, 1980 and filed
                                     with the Middlesex South Registry District
                                     of the Land Court as Document No. 600788,
                                     as amended

          ASSIGNOR:                  EMD Lexigen Research Center Corp. (formerly
                                     known as Lexigen Pharmaceuticals Corp. and
                                     before that Fuji ImmunoPharmaceuticals
                                     Corp.), a Delaware corporation

          TENANT OR                  EMD Pharmaceuticals, Inc., a Delaware
          ASSIGNEE:                  corporation

          PREMISES:                  Approximately 19,810 square feet of
                                     Premises Rentable Area on the second (2nd)
                                     floor of the Building, consisting of
                                     approximately 10,980 square feet of
                                     Premises Rentable Area under the original
                                     Lease shown as the leased premises on
EXISTING                             Exhibit 3 thereto, plus approximately 8,830
LEASE                                square feet of Premises Rentable Area added
DATA:                                by the First Amendment referred to below
                                     shown as the "RFO Premises" on said
                                     Exhibit 3

          LEASE EXECUTION DATE:      October 26, 1992

          TERMINATION DATE:          January 31, 2003

          PREVIOUS LEASE             First Amendment dated as of January 31,
          AMENDMENTS:                1993 Second Amendment dated October 1, 1997

          EXTENDED TERMINATION       January 31, 2008
          DATE:

       WHEREAS, Assignor has, by notice dated July 29, 2002, a copy of which is attached hereto as EXHIBIT A, exercised its option to extend the Term of the above-referenced lease, as amended by the aforesaid First Amendment and Second Amendment (collectively, the "Lease"), for the second five-(5)-year additional term provided for in Section 36 of the Lease;

       WHEREAS, Assignor desires to assign its interest in the Lease to Assignee arid Assignee desires to accept such assignment;

       WHEREAS, the parties have agreed upon the Basic Rent and the Building Expense Base for such additional term pursuant to Sections 36 and 37 of the Lease and Landlord is willing to consent to Assignor's assignment of its interest in the Lease to Assignee; and

       WHEREAS, the parties wish to confirm such assignment of the Lease and to confirm such lease extension, Basic Rent and Building Expense Base and the other terms and conditions to apply during such additional term

       NOW TEEREFORE, the parties hereby agree that the Lease is hereby amended as follows (capitalized terms used herein without definition shall have the meanings ascribed to them in the Lease):

       1.     ASSIGNMENT AND ASSUMPTION OF LEASE

       A. Effective as of November 1, 2002, Assignor hereby assigns all of its right, title and interest in and to the Lease (as hereby amended) to Assignee.

       B. For the express benefit of Landlord, Assignee hereby assumes all of the obligations of Assignor under the Lease (as hereby amended) and agrees to perform and keep all covenants, conditions and agreements of Assignor under the Lease (as hereby amended). Without limiting the foregoing, Assignee agrees that the provisions of Section 9 of the Lease shall apply to all future proposed assignments of Assignee's interest in the Lease and to all future proposed subleases of the Premises.

       C. In consideration of the foregoing agreements by Assignee, and without in any way diminishing the primary liability of Assignor as party-tenant under the Lease (as hereby amended), Landlord hereby consents and agrees to the foregoing assignment by Assignor to Assignee. Said consent by Landlord shall not constitute a waiver of the obligation of the tenant under the Lease to obtain Landlord's consent to any subsequent assignment or sublease of or under the Lease, if and to the extent that such consent is required by the Lease.

       2.     EXTENSION OF TERM OF LEASE

       The Term of the Lease is hereby extended for an additional term commencing as of February 1, 2003 and expiring as of January 31, 2008. The demise of the Premises for such additional term shall be upon all of the same terms and conditions of the Lease in effect immediately preceding the commencement of such additional term (including, without limitation, the Basic Rent payable in the amount of $495,250.00 per annum (i.e., $41,270.83 per month) and the Building Expense Base equal to the actual amount of Building Expenses for calendar year 1997, subject to the provisions of Paragraph 1B of the Second Amendment to the Lease), except as follows:

       A. Tenant shall have no right to extend the Term of the Lease beyond January 31, 2008.

       B. Except for Landlord's obligation to repaint the Premises as required by Section 36(a) of the Lease, which obligation Tenant acknowledges has been satisfied by Landlord, Landlord shall have no obligation to renovate or construct any new improvements in the Premises (or to provide any construction allowance or contribution or the like) for or with respect to Tenant's occupancy during the additional term.

       C. In the event any of the provisions of the Lease are inconsistent with this Third Amendment or the state of facts contemplated hereby, the provisions of this Third Amendment shall control.

Tenant acknowledges that (i) its current monthly payment of Basic Rent and Building Expense Escalation Charges under the Lease is based upon an annual rate of $26.70 per square foot of Premises Rentable Area, (ii) such annual rate is comprised of $25.00 per square foot of Premises Rentable Area on account of Basic Rent and $1.70 per square foot of Premises Rentable Area on account of Building Expense Escalation Charges, and (iii) Tenant's payments on account of Building Expense Escalation Charges are subject to adjustment and year-end reconciliation pursuant to Section 14(b) of the Lease.

       3.     BROKER

       Tenant represents and warrants to Landlord that it has not dealt with any broker or agent in connection with this Third Amendment or the extension of the Term effected hereby. Tenant shall indemnify and hold Landlord (and its trustees, beneficiaries, agents and employees) harmless of and from all claims that may be made by any person against Landlord (or its trustees, beneficiaries, agents or employees) for brokerage or other compensation in the nature of brokerage with respect to this Third Amendment on account or arising out of Tenant's dealings with such person.

       As amended by this Third Amendment, the Lease is hereby ratified, approved and confirmed in all respects.

       WHEREFORE, the parties have hereunto set their hands and seals as of the date first above written.

LANDLORD:                                    ASSIGNOR:

                                             EMD LEXIGEN RESEARCH CENTER
                                             CORP.

     /S/ STEVEN COLANGELO                    By: /S/  STEPHEN D. GILLIES
----------------------------------------         -----------------------------
Steven Colangelo, signing as Trustee of          Name:  Stephen D. Gillies
125 Hartwell Trust and not individually          Title: President
and without recourse against the Trustee         Hereunto Duly Authorized
personally or his assets


                                             ASSIGNEE:

                                             By:   /S/ ILLEGIBLE
                                                 -----------------------------
                                                 Name:
                                                 Title:
                                                 Hereunto Duly Authorized

                       ASSIGNMENT AND ASSUMPTION OF LEASE
                     AND CONSENT OF AND RELEASE BY LANDLORD
                          AND FOURTH AMENDMENT TO LEASE

       THIS ASSIGNMENT AND ASSUMPTION OF LEASE AND CONSENT OF AND RELEASE BY LANDLORD AND FOURTH AMENDMENT TO LEASE (this "Agreement") is made and entered as of July 9, 2004. the ("Effective Date") by and among EMD Pharmaceuticals, Inc., a Delaware corporation ("Assignor"), Synta Pharmaceuticals Corp., a Delaware corporation ("Assignee"), and 125 Hartwell Trust, under Declaration of Trust dated February 20, 1980 and filed with the Middlesex South Registry District of the Land Court as Document No. 600788, as amended ("Landlord"). Assignor, Assignee and Landlord are sometimes referred to herein individually as a "Party" and collectively as the "Parties".

                                    RECITALS

       A. Assignor, as successor by assignment to EMD Lexigen Research Center Corp. (formerly known as Lexigen Pharmaceuticals Corp. and before that Fuji ImmunoPharmaceuticals Corp.), as tenant, and Landlord, as landlord, are parties to that certain Lease dated as of October 26, 1992, as amended by First Amendment dated as of January 31, 1993, Second Amendment dated October 1, 1997, and Third Amendment dated November 1, 2002 (as so amended and collectively, the "Lease").

       B. Assignor desires to assign to Assignee all of Assignor's right, title, and interest in and to the Lease on and after the Effective Date (as hereinafter defined) and to delegate to Assignee all of Assignor's obligations under the Lease from and after the Effective Date pursuant to the terms of this Agreement, and Assignee has agreed to accept the foregoing assignment and to assume all of Assignor's obligations under the Lease pursuant to the terms of this Agreement on and after the Effective Date.

       C. Landlord has agreed to consent to the assignment and assumption set forth herein pursuant to the terms of this Agreement and to release Assignor from any continuing liability under the Lease except as hereinafter provided.

       D. Landlord has agreed to lease to Assignee during the Assignment Period (as hereinafter defined) certain equipment and other personal property presently located in the Premises and sold to Landlord by Assignor as of the Effective Date, and, in consideration thereof, Assignee has agreed to pay to Landlord monthly rent for the lease of such equipment and other personal property.

       E. Landlord has agreed to lease to Assignee during the Assignment Period as part of the Premises certain tenant improvements made to the Premises by Assignor and sold to Landlord by Assignor as of the Effective Date, and, in consideration thereof, Assignee has agreed to pay to Landlord monthly rent for the lease of such tenant improvements.

       NOW, THEREFORE, in consideration of the recitals (which, by this reference, are incorporated into the operative provisions of this Agreement), the mutual agreements set forth herein, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

       1. ASSIGNMENT OF LEASE. Subject to the provisions of this Agreement, Assignor, as of the Effective Date, hereby sells, assigns, grants, and conveys to Assignee all of Assignor's right, title, and interest in and to the Lease (including, without limitation, all of Assignor's rights regarding parking and signage) and the estate created thereby, and delegates to Assignee all of the obligations of Assignor as tenant under the Lease arising on and after the Effective Date.

       2. ASSUMPTION OF OBLIGATIONS. Subject to the provisions of this Agreement, Assignee, as of the Effective Date, hereby accepts the assignment of Assignor's right, title, and interest in and to the Lease and the estate created thereby and assumes and agrees to be bound by the Lease and all of the obligations of the tenant thereunder arising on and after the Effective Date.

       3. EFFECTIVE DATE. The assignment, delegation, acceptance, and assumption set forth in Paragraphs 1 and 2 hereof shall be effective on the Effective Date; provided, however, Assignee's obligation to pay Basic Rent (as defined in the Lease) required to be paid under the Lease and additional rent required to be paid under Section 14 of the Lease shall not begin until the Rent Commencement Date (as hereinafter defined), Assignor remaining liable for payment of Basic Rent required to be. paid under the Lease and additional rent required to be paid under Section 14. of the Lease through the day prior to the Rent Commencement Date. Assignee is expressly liable as of the Effective Date for payment and performance of all obligations of the tenant under the Lease arising on and after the Effective Date other than payment of Basic Rent required to be paid under the Lease and additional rent required to be paid under Section 14 of the Lease as provided in the preceding proviso. In furtherance of the foregoing, Assignee acknowledges that Assignor shall terminate the insurance it is required to carry under, the Lease as of 11:59 p.m. of the day before the Effective Date, and Assignee shall have in effect not later than midnight of the Effective Date the insurance coverages required to be carried by the tenant under the Lease. Assignor has delivered the Premises to the Assignee as of the Effective Date broom clean, free of all tenants or other occupants, free of all equipment and other personal property (except for the Included Property (as hereinafter defined)) and with the Included Property and all laboratory space within the Premises decommissioned in accordance with all applicable laws, rules, and regulations and with the standards set forth on EXHIBIT A attached hereto and incorporated herein by reference (the "Decommissioning Standards"). Assignee has examined the Premises and, subject to Paragraph 4.5 below, accepts the Premises in its condition as of the Effective Date. As used herein, the phrase "Rent Commencement Date" shall mean August 8, 2004. Basic Rent required to be paid under the Lease and additional rent required to be paid under Section 14 of the Lease shall be prorated between Assignor and Assignee as of the Rent Commencement Date.

       4. REPRESENTATIONS OF ASSIGNOR AND INDEMNIFICATION BY ASSIGNOR. To induce Assignee to assume the obligations of Assignor under the Lease on and after the Effective Date as provided herein, Assignor represents and warrants to Assignee the following matters, all of which are true and correct as of the date hereof and all of which will be true and correct on the Effective Date and further indemnifies Assignee as set forth below:

              4.1. AUTHORITY. Assignor has the authority to enter into this Agreement and to assign the rights and to delegate the obligations of Assignor under the Lease to Assignee. The officers of Assignor who have executed this Agreement are duly authorized to do so and to bind Assignor to the covenants, representations, warranties, and agreements of Assignor set forth in this Agreement. There are no provisions contained in any law, rule, or regulation of any federal, state, or local governmental authority having jurisdiction over Assignor, or in any instrument or agreement to which Assignor is a party or by which it is bound, which would prohibit, limit, or adversely affect the actions or obligations of Assignor set forth in this Agreement. No consent of any party other than the Parties to this Agreement is required for the assignment and delegation set forth in Paragraph 1 hereof.

              4.2. COMPLIANCE WITH LEASE. Through the day before the Effective Date; (i) Assignor has observed and faithfully performed all of its obligations as tenant under, or set forth in, the Lease; (ii) Assignor is not in default under the Lease; (iii) Landlord is not in default under the Lease; and (iv) Assignor has not exercised any right to terminate the Lease reserved unto Assignor under the Lease as the result of an uncured default by Landlord.

              4.3. NO OTHER ASSIGNMENTS. Except as set forth herein, Assignor has not assigned, sold, pledged, hypothecated, mortgaged, or otherwise transferred its interest in and to the Premises or in or to its rights under the Lease to any person.

              4.4. LEASE. Attached hereto as EXHIBIT B, and by this reference made a part hereof, is a true, correct, and complete copy of the Lease and all amendments thereto, which Lease is in full force and effect on the date hereof. There are no material oral agreements or understandings between Assignor and Landlord which relate to the Lease or the obligations of the parties thereunder that would be binding upon Assignee. The current term of the Lease is scheduled to expire on January 31, 2008. The Basic Rent and additional rent (to the extent additional rent is determinable and currently due) required to be paid by the tenant under the Lease has been paid through July 31, 2004.

              4.5. INDEMNIFICATION OF ASSIGNEE. Assignor shall and does indemnify and hold Assignee harmless from and against any and all loss, liability, charge, cost, damages, fees, and expenses in connection with: (i) any and all liability of Assignor which arises under or pursuant to the obligations of Assignor set forth in the Lease and which relates specifically to those obligations which have accrued and have become due and payable in or for the period prior to the Effective Date; (ii) any injury to any person or damage to any property which occurs in the Premises prior to the Effective Date and which results from the negligence or willful misconduct of Assignor or its agents, guests, invitees, or employees; and (iii) any failure of Assignor to have decommissioned the Included Property and the Premises in accordance with all applicable laws, rules, and regulations.

              4.6 PREMISES. Assignor represents and warrants to Assignee that the Premises are presently in good and clean order and condition. Except for the foregoing representation and warranty and except as otherwise provided in this Paragraph 4 or in Paragraph 3 above, Assignor makes no warranty or representation as to the condition of the Premises nor its compliance with applicable laws, rules, and regulations, and the Premises shall be delivered to Assignee "as is, where is, with all defects." Assignee agrees that in entering into this Agreement, it has relied upon its own investigation of the condition of the Premises and the suitability of the Premises for Assignee's intended uses and not upon any warranty or representation of Assignor except for the warranties or representations set forth in this Agreement.

       5. REPRESENTATIONS OF ASSIGNEE AND INDEMNIFICATION BY ASSIGNEE. To induce Assignor to assign to Assignee Assignor's rights under the Lease on and after the Effective Date as provided herein, Assignee represents and warrants to Assignor the following matters, all of which are true and correct as of the date hereof and all of which will be true and correct on the Effective Date and further indemnifies Assignor as set forth below:

              5.1. AUTHORITY. Assignee has the authority to enter into this Agreement and to accept the assignment of Assignor's interest in the Lease arising on and after the Effective Date and to assume the obligations of Assignor set forth therein arising on and after the Effective Date. The officers of Assignee who have executed this Agreement are duly authorized to do so and to bind Assignee to the covenants, representations, warranties, and agreements of Assignee set forth in this Agreement. There are no provisions contained in any law, rule, or regulation of any federal, state, or local governmental authority having jurisdiction over Assignee, or in any instrument or agreement to which Assignee is a party or by which it is bound, which would prohibit, limit, or adversely affect the actions or obligations of Assignee set forth in this Agreement. No consent of any party other than the Parties to this Agreement is required for the acceptance and assumption set forth in Paragraph 2 hereof.

              5.2. COMPLIANCE WITH LEASE. From and after the Effective Date, Assignee shall observe and faithfully perform all of the obligations of tenant under, or set forth in, the Lease arising on or after the Effective Date.

              5.3 INDEMNIFICATION OF ASSIGNOR. Assignee shall and does indemnify and hold Assignor harmless from and against all loss, liability, charge, cost, damages, fees, and expense in connection with: (i) any and all liability of Assignee which arises under or pursuant to the obligations of Assignee set forth in the Lease and which is applicable to the period from and after the Effective Date; and (ii) any injury to any person or damage to any property which occurs in or about the Premises from and after the Effective Date.

       6. ADJUSTMENT OF CHARGES. Upon receipt from Landlord of supporting documentation therefor, Assignor and Assignee agree, promptly and upon demand made by either Assignor or Assignee, to prorate as appropriate any payments or expenses made or to be made, or received or to be received, in connection with the Lease so that Assignor shall incur all expenses and receive the benefit of all payments and reimbursements to Landlord to be made under the Lease attributable to the period prior to the Rent Commencement Date and so that Assignee shall be responsible for all such expenses and entitled to the benefit of all such payments and reimbursements to the extent attributable to the period on and after the Rent Commencement date.

       7. REPRESENTATIONS OF ASSIGNOR AND ASSIGNEE WITH RESPECT TO THE INCLUDED PROPERTY AND ASSIGNOR'S IMPROVEMENTS. Assignor and Assignee represent and warrant to Landlord that neither of them has encumbered or granted a lien or security interest in any of the Included Property or the Assignor's Improvements (as hereinafter defined) nor shall either of them grant a lien or security interest in the Included Property or the Assignor's Improvements.

       8. CONSENT OF AND RELEASE BY LANDLORD; LANDLORD'S REPRESENTATIONS. By its execution of this Agreement, Landlord consents to the assignment and assumption contained in Paragraphs 1 and 2 of this Agreement and as of the Effective Date releases Assignor of any liability under the Lease accruing or arising on and after the Effective Date, it being understood and agreed that Assignor shall remain liable for any obligations under the Lease accruing or arising prior to the Effective Date, including (without limitation) any liability for underpayments on account of Building Expense Escalation Charges (as defined in the Lease) for the period prior to the Effective Date, as well as the obligation to pay Basic Rent and Building Expense Escalation Charges (and any underpayments on account thereof) through the day prior to the Rent Commencement Date. Landlord does not release Assignor, and Assignor acknowledges its continuing liability, for any liability for breach of this Agreement by Assignor or any other agreement to which Landlord and Assignor are parties. Assignor shall and does indemnify and hold Landlord harmless from and against any and all loss, liability, charge, cost, damages, fees, and expenses in connection with any failure by Assignor to have decommissioned the Included Property and the Premises in accordance with the Decommissioning Standards and all applicable laws, rules, and regulations. Landlord agrees that, from and after the Effective Date, the address for any notice to the tenant required under the Lease shall be Synta Pharmaceuticals Corp., 45 Hartwell Avenue, Lexington, Massachusetts 02421, Attention: Chief Financial Officer.

       Landlord represents and warrants to Assignee and Assignor that:

       (a) attached hereto as EXHIBIT B is a true, correct and complete copy of the Lease and all amendments thereto, which Lease is in full force and effect on the date hereof;

       (b) there are no oral agreements or understandings between Assignor and Landlord which relate to the Lease or the obligations of the parties thereunder;

       (c) to the knowledge of Landlord without investigation or inquiry, there are no defaults of Assignor under the Lease;

       (d) the current term of the Lease is scheduled to expire on January 31, 2008;

       (e) the Basic Rent and the Building Expense Escalation Charge required to be paid by the tenant under the Lease have been paid through July 31, 2004, subject to reconciliation of the Building Expense Escalation Charge for calendar year 2004;

       (f) no broker or agent or other person has represented Landlord in connection with this Agreement and the transactions contemplated hereby; and

       (g) there are no mortgages encumbering the Property (as defined in the Lease) or any portion thereof other than that granted to Mortgagee.

       9.     MISCELLANEOUS PROVISIONS.

              9.1. GOVERNING LAW. This Agreement shall be governed by, and enforced, construed, and interpreted under, the laws and judicial decisions of the Commonwealth of Massachusetts.

              9.2. BINDING EFFECT. This Agreement shall be binding upon, and shall inure to the benefit of, the Parties, and their respective heirs, executors, successors, and permitted assigns.

              9.3. BROKERS. Assignee and Assignor each represents and warrants to the other that no broker or agent or other person other than Spaulding and Slye/Colliers International as to Assignor and Richards Barry Joyce & Partners LLC as to Assignee (the "Brokers") has represented Assignor or Assignee in connection with this Agreement and the transactions contemplated hereby, and that no commissions, fees, or compensation of any kind are due or payable in connection herewith to any such person or entity except for the Brokers. Each party agrees to indemnify and hold the other harmless from and against any claim for any such commission, fee or other form of compensation by any such party or entity except for the Brokers claiming through the indemnifying party. Assignor shall pay the commissions payable to the Brokers in connection with this Agreement.

              9.4. ENTIRE AGREEMENT; AMENDMENT. Except with respect to the agreements set forth in the Lease, this Agreement contains the entire agreement among the Parties, and there are no oral agreements or understandings among the Parties, with respect to the subject matter hereof. This Agreement may not be amended except by a writing signed by the Party against whom such amendment is to be enforced.

              9.5. FURTHER ASSURANCES. Assignor and Assignee agree to cooperate with each other with respect to the subject matter hereof, and each agrees to execute such other instruments and agreements as may reasonably be required by the other to evidence further the intent of Assignor and Assignee with respect to the subject matter hereof.

       10. NON-DISTURBANCE AGREEMENT. Assignor shall exercise reasonable efforts to deliver to Assignee before the Rent Commencement Date a letter or other memorandum from

The Manufacturers Life Insurance Company (USA), Landlord's mortgagee ("Mortgagee"), stating that Assignee is entitled to the benefits of the Subordination, Non-Disturbance and Attornment Agreement dated as of May 5, 1998 among Landlord, Assignor's predecessor in interest, and Mortgagee. Such letter or other memorandum shall be in form and content reasonably acceptable to Assignee. If Assignor is unable to obtain such letter or memorandum in form and content reasonably acceptable to Assignee, then Assignor shall defend, indemnify, and hold harmless Assignee from and against any and all liability, charge, or expense, including reasonable attorneys' fees, actually incurred by Assignee as a result of the exercise by Mortgagee (or any successor-in-interest to Mortgagee) of any rights or remedies it may have as a result of default or non-performance by Landlord (or any successor-in-interest to Landlord) under any agreement it has with Mortgagee.

       11. INCLUDED PROPERTY. During the period from the Effective Date through and including the expiration or earlier termination of the term of the Lease (the "Assignment Period"), Landlord hereby leases to Assignee (and its permitted successors and assigns), and Assignee leases from Landlord, the equipment and other personal property owned by Landlord and described on EXHIBIT C attached hereto and incorporated herein by this reference (collectively, the "Included Property"). During the Assignment Period, Assignee shall maintain the Included Property in a reasonably clean and working condition. If any of the Included Property shall be damaged or destroyed as a result of the act or omission of Assignee or its agents, employees, contractors, or permitted subtenants or other occupants, then Assignee shall reimburse Landlord for the cost incurred by Landlord to repair or replace such Included Property except to the extent that such cost would be recoverable under a commercially reasonable insurance policy covering the full replacement cost of the Included Property, although Assignee shall be liable for the amount of any commercially reasonable deductible. Assignee shall pay Landlord the cost of insurance coverage obtained by Landlord with respect to the Included Property within thirty, (30) days of receipt from time to time of Landlord's invoice therefor. Assignee is not required to replace any of the Included Property that becomes worn out or obsolete. Landlord and Assignee agree that Assignee shall deliver to Landlord the Included Property at the end of the Assignment Period in the same condition it was in on the Effective Date, ordinary wear and tear and damage due to fire or other casualty excepted, and upon expiration or earlier termination of the term of the Lease, the Included Property shall no longer be leased to Assignee pursuant to the terms of this Agreement. Notwithstanding the foregoing, to the extent that any of the Included Property or the Premises has been used after the Effective Date for chemical, biological, or radioactive substances, such Included Property and/or the Premises, as applicable, shall be decommissioned by Assignee in accordance with all applicable laws, rules, and regulations and with the Decommissioning Standards upon its delivery to Landlord, and Section 40 of the Lease is accordingly amended to require such decommissioning upon expiration or earlier termination of the term of the Lease.

       12. ASSIGNOR'S IMPROVEMENTS. During the Assignment Period, Landlord shall lease to Assignee (and its permitted successors and assigns), and Assignee shall lease from Landlord, the Assignor's Improvements. As of the Rent Commencement Date (but not prior thereto), Assignee shall pay to Landlord as additional rent for the right to use the Assignor's Improvements and the Included Property during the Assignment Period the sum of $11,555.83 per month (the "Monthly Improvements Rent"). Assignee shall pay the Monthly Improvements Rent by separate check payable to Landlord, Monthly Improvements Rent being additional rent and not a component of Basic Rent. The Monthly Improvements Rent shall be paid by Assignee to Landlord commencing on the Rent Commencement Date (rent for any partial month to be prorated) and continuing thereafter through January 31, 2008 at the same time and in the same manner as payments of Basic Rent and shall be subject to the overdue payment charge in Section 3 of the Lease and the interest charge in
Section 29 of the Lease. Failure by Assignee to pay any installment of Monthly Improvements Rent when due and payable shall be a default under this Agreement and the Lease, and if Assignee defaults in the payment of Monthly Improvements Rent after passage of the notice and cure period provided in Section 21 of the Lease, then Landlord shall be entitled to exercise any and all rights or remedies Landlord may have under the Lease or applicable law as a result of such default, including, without limitation, the right to collect from Assignee the Monthly Improvements Rent payable through January 31, 2008. Notwithstanding anything in this Agreement, for purposes of Sections 13(b), 19, and 20 of the Lease, Monthly Improvements Rent shall be considered part of Basic Rent. As used herein, the phrase "Assignor's Improvements" shall mean any and all alterations, additions, and improvements to the Premises performed by or on behalf of the tenant under the Lease before the Effective Date.

       IN WITNESS WHEREOF, the Parties, upon authority duly given, have executed this Agreement as a sealed instrument as of the date first written above.

                              ASSIGNOR:

                              EMD Pharmaceuticals, Inc.,
                              a Delaware corporation

                              By: /S/ GILDA M. THOMAS
                                  ---------------------------------------
                              Name: Gilda M. Thomas
                              Title: Vice President and General Counsel

                              ASSIGNEE:

                              SYNTA Pharmaceuticals Corp.,
                              a Delaware corporation

                              By: /S/ KEITH EHRLICH
                                  ---------------------------------------
                              Name: Keith Ehrlich
                              Title: Vice President, Finance and Administration

                              LANDLORD:

                              125 Hartwell Trust

                              By: /S/ STEVEN COLANGELO
                                  ---------------------------------------
                              Name: Steven Colangelo
                              Title: As Trustee and not individually

                               125 Hartwell Avenue
                         Lexington, Massachusetts 02421
                                (the "Building")

                                 FIFTH AMENDMENT
                                October 22, 2002

          LANDLORD:                  125 Hartwell Trust, under a declaration of
                                     trust dated February 20, 1980 and filed
                                     with the Middlesex South Registry District
                                     of the Land Court as Document No. 600788,
                                     as amended

          TENANT:                    Synta Pharmaceuticals Corp., a Delaware
                                     corporation, successor-by-assignment to EMD
                                     Pharmaceuticals, Inc.

          PREMISES:                  Approximately 19,810 square feet of
                                     Premises Rentable Area on the second (2nd)
                                     floor of the Building, consisting of
                                     approximately 10,980 square feet of
                                     Premises Rentable Area under the original
EXISTING                             Lease shown as the leased premises on
LEASE                                Exhibit 3 thereto, plus approximately 8,830
DATA:                                square feet of Premises Rentable Area added
                                     by the First Amendment referred to below
                                     shown as the "RFO Premises" on said
                                     Exhibit 3

          LEASE EXECUTION DATE:      October 26, 1992

          TERMINATION DATE:          January 31, 2003

          PREVIOUS LEASE             First Amendment dated as of January 31,
          AMENDMENTS:                1993 Second Amendment dated October 1, 1997
                                     Third Amendment dated November 1, 2002
                                     Assignment and Assumption of Lease and
                                     Consent of Release by Landlord and Fourth
                                     Amendment to Lease dated as of July 9, 2004

          ADDITIONAL PREMISES:       Approximately 2,670 square feet of Premises
                                     Rentable Area on the first (1st) floor of
                                     the Building, substantially as shown
                                     cross-hatched on EXHIBIT A attached hereto
                                     and mace a part hereof

       WHEREAS, Tenant desires to lease additional space in the Building; and

       WHEREAS, Landlord is willing to lease additional space in the Building to Tenant upon the terms and conditions hereinafter set forth.

       NOW THEREFORE, the parties hereby agree that the above-described lease, as previously amended (the "Lease"), is hereby further amended as follows (capitalized terms used herein without definition shall have the meanings ascribed to them in the Lease):

       1.     DEMISE OF ADDITIONAL PREMISES

       Landlord hereby demises and leases to Tenant, and Tenant hereby accepts and leases from Landlord, the Additional Premises for a Term commencing as of the Commencement Date in respect of the Additional Premises (as hereinafter defined) and expiring on January 31, 2008. The demise of the Additional Premises shall otherwise be upon and governed by the terms and conditions of the Lease (as hereby amended), except as follows or as otherwise provided in this
Amendment:

       A. The Commencement Date in respect of the Additional Premises shall be the earlier of (i) the first date on which Tenant occupies all or any part of the Additional Premises for the conduct of business, or (ii) the date on which Landlord's Work (as hereinafter defined) shall be (or be deemed to be) substantially (i.e., complete except for so-called "punch list" items and other work to be undertaken by Landlord which does not materially impair Tenant's use of the Additional Premises for the Permitted Uses (collectively, the "Punchlist Work")), as reasonably determined by Landlord. Landlord shall complete all Punchlist Work within thirty (30) days after the substantial completion of Landlord's Work. If Tenant (or any agent, employee or contractor of Tenant) causes any delay in the preparation of any drawings, plans or specifications or the performance or substantial completion of Landlord's Work, then Landlord's Work shall be deemed to have been substantially completed on the date that Landlord's Work would have been substantially completed but for such delay. Landlord shall notify Tenant of any such delay promptly after Landlord becomes aware of the same. Landlord shall use reasonable efforts to cause Landlord's Work to be substantially completed on or before the date (the "Estimated Substantial Completion Date") which is sixty (60) days after the execution and delivery of this Amendment, but Tenant shall not have any claim against Landlord, and Landlord shall have no liability to Tenant, if Landlord's Work shall not be substantially completed by the Estimated Substantial Completion Date. The parties shall confirm in writing the Commencement Date in respect of the Additional Premises as soon as it is known.

       B. Basic Rent payable in respect of the Additional Premises shall be $60,075.00 per year (i.e., $5,006.25 per month).

       C. The Building Expense Base applicable to the Additional Premises shall be the actual amount of Building Expenses for calendar year 2004.

       D. Tenant shall have no obligation to pay for electricity for lights and plugs in the Additional Premises.

       E. Tenant's Proportionate Share in respect of the Additional Premises shall be 6.95%.

       F. Tenant shall, by reason of the demise of the Additional Premises, be entitled to an additional ten (10) parking spaces in the paved parking area located adjacent to the Building. The use of such spaces shall be subject to the same terms and conditions of the Lease as are applicable to Tenant's use of the other parking spaces provided to Tenant under the Lease. Accordingly, the total number of parking spaces which Landlord shall provide and maintain for the use of Tenant's employees and invitees pursuant to Section 2 of the Lease shall be eighty-five (85).

       2.     LANDLORD'S WORK IN RESPECT OF ADDITIONAL RREMISES

       Landlord agrees to perform, at Landlord's expense (except as otherwise provided herein), the work within the Additional Premises described in or shown on, and substantially in accordance with, the space plan attached hereto as EXHIBIT B and made a part hereof (the "Space Plan") using Building standard materials, finishes and mechanical and electrical improvements ("Landlord's Work"). Landlord's Work shall also include the installation of one (1) teledata outlet device per office in the Additional Premises and the wiring associated therewith. Except for Landlord's Work, Tenant shall accept the Additional Premises "as is" and Tenant acknowledges that it has had an opportunity to inspect the Additional Premises and that Landlord has made no representation or warranty as to the condition of the Additional Premises.

       Landlord agrees to undertake construction of the Additional Premises in accordance with the provisions hereof in a good and workmanlike fashion and in compliance with applicable laws, rules and regulations.

       In the event that Tenant shall request in writing and Landlord shall approve work not presently described on or contemplated by the Space Plan, then Landlord shall render to Tenant an estimate of the additional cost of such work (and any cost associated with new or revised plans and/or specifications required to be prepared by reason of such work), and Tenant shall pay such amount to Landlord prior to Landlord having any obligation to undertake any such work; provided, however, that Tenant shall be responsible for any delays in the performance or substantial completion of Landlord's Work on account of any such work requested by Tenant in writing.

       3.     MODIFICATION TO LEASE

       Effective as of the date hereof the following language is hereby inserted at the end of the first sentence of Section 22 of the Lease:

                     ; and in no event shall Tenant have the right to terminate or cancel this Lease or to withhold or abate rent or to set-off any claim or damages against rent as a result of any default or breach by Landlord of its covenants or obligations or any representations, warranties or promises hereunder, except as may otherwise be expressly set forth, herein.

       4.     BROKER

       Each party (the "indemnifying party") represents and warrants to the other party that it has not dealt with any broker or agent in connection with this Amendment or the leasing of the Additional Premises. The indemnifying party shall indemnify and hold the other party (and such other party's trustees, beneficiaries, agents and employees) harmless of and from, all claims that may be made by any person against such other party (or its trustees, beneficiaries, agents or employees) for brokerage or other compensation in the nature of brokerage with respect to Amendment on account or arising out of the indemnifying party's dealings with such person.

       As amended by this Fifth Amendment, the Lease is hereby ratified, approved and confirmed in all respects.

       WHEREFORE, the parties have hereunto set their hands and seals as of the date first above written.

LANDLORD:                                       TENANT:

                                                SYNTA PHARMACEUTICALS CORP.


    /S/ STEVEN COLANGELO                        By:   /S/ KEITH EHRLICH
-----------------------------------------           ----------------------------
Steven Colangelo, signing as                        Name:  Keith Ehrlich
Trustee of 125 Hartwell Trust and not               Title:  V.P. Finance
individually and without recourse                   Hereunto Duly Authorized
against and Trustee personally or his assets